Exhibit 10.1

STRICT FORECLOSURE AGREEMENT

This Strict Foreclosure Agreement, dated as of March 27, 2023 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), by and among, (a) Theraplant, LLC (“Theraplant”) (b) True Harvest Holdings, Inc. (“TH,” and together with Theraplant and, solely to the extent it executes and delivers a Holdings Joinder (as defined below), The Greenrose Holding Company Inc. (“Holdings”), collectively the “Greenrose Entities” or the “Debtors”), (c) DXR Finance, LLC, in its capacity as Agent under and as defined in the Credit Agreement and the Note referred to below, (the “Agent”), (d) DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), and DXR-GL Holdings III, LLC (“DXR-III,” and together with DXR-I and DXR-II, the “Consenting Lenders”), (e) DXR Finance Parent, LLC, a Delaware limited liability company (“DXR Parent”) and (f) DXR Finance HoldCo, LLC, a Delaware limited liability company (“DXR Holdco”).1

RECITALS

WHEREAS, the Greenrose Entities are party to that certain Credit Agreement, dated as of November 26, 2021, as amended by that certain Amendment No. 1, dated as of December 31, 2021, and by that certain Amendment No. 2, dated as of November 10, 2022, and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time (the “Credit Agreement”) with the Agent and the Consenting Lenders, as Lenders. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement, or as set forth below:

i.	“Applicable Obligations” means (v) with respect to the Theraplant Foreclosure, the Theraplant Obligations, (w) with respect to the TH Foreclosure, the TH Obligations, (x) with respect to the Holdings Foreclosure, the Holdings Obligations, (y) with respect to the Strict Foreclosures collectively, the Theraplant Obligations, the TH Obligations and the Holdings Obligations and (z) with respect to the Transaction (as a whole), all Obligations and other Existing Debt other than the Surviving Obligations (as defined below);

ii.	“CT Real Property Obligations” means the following Obligations and other Existing Debt: $4,107,400.00;

iii.	“Holdings Obligations” means the following Obligations and other Existing Debt: $5,000,000.00;

iv.	“TH Foreclosure” means the Strict Foreclosure of the TH Transferred Collateral contemplated by this Agreement;

v.	“TH Obligations” means the following Obligations and other Existing Debt: $20,000,000.00;

vi.	“Theraplant Foreclosure” means the Strict Foreclosure of the Theraplant Transferred Collateral contemplated by this Agreement;

vii.	“Theraplant Obligations” means all of the Obligations and other Existing Debt other than (w) the TH Obligations, (x) the Holdings Obligations, (y) the CT Real Property Obligations and (z) any obligations set forth in the provisions of the Credit Agreement and the other Loan Documents that expressly survive termination of the Credit Agreement or the other Loan Documents pursuant to their terms after giving effect to the Release Agreement (as defined in the Transaction Support Agreement, the “Mutual Release Agreement”) (the obligations described in this clause (z), the “Surviving Obligations”); and

viii.	“Transferred Collateral” means all of the Specified Collateral other than the Excluded Collateral. For the avoidance of doubt, any amounts recovered from any third party with respect to unpaid 2021 Connecticut state income taxes shall be deemed Transferred Collateral.

[1]	For purposes herein, “NewCo” shall mean DXR Parent; provided that from and after the time that the Transferred Collateral (as defined below) is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” shall mean DXR Holdco and shall no longer mean DXR Parent.

WHEREAS, Holdings issued that certain Secured Promissory Note, dated October 12, 2022 (the “Note”; the Obligations of Holdings under the Note together with the Obligations under the Credit Agreement, the “Existing Debt”) in an original principal amount of $15,300,000.00 to the Agent for the benefit of the Consenting Lenders;

WHEREAS, Theraplant guaranteed the Existing Debt of Holdings pursuant to that certain Guaranty Agreement, dated as of November 26, 2021, by and among, inter alios, Theraplant and the Agent;

WHEREAS, TH guaranteed the Existing Debt of Holdings pursuant to that certain Guaranty Agreement, dated as of December 31, 2021, by and among, inter alios, TH and the Agent;

WHEREAS, the Liens on the Collateral are, and as of the applicable Effective Time (as defined below) will be, valid, binding, enforceable, non-avoidable, and properly perfected and were granted to, or for the benefit of, the Consenting Lenders (who collectively constitute all of the Lenders under the Loan Documents);

WHEREAS, as of the applicable Effective Time, the aggregate amount of outstanding Existing Debt is expected to be equal to at least $155,000,000.00;

WHEREAS, in connection with Holdings’ entry into the Credit Agreement and the issuance of Loans and other credit extensions and accommodations made to Holdings by the Consenting Lenders thereunder and under the other Loan Documents, and in connection with Theraplant’s and TH’s guarantee of the Existing Debt of Holdings, Holdings and Theraplant as “Grantors” entered into that certain Security Agreement with the Agent dated as of November 26, 2021 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain Joinder No. 1 executed by TH as a “Grantor” on December 31, 2021, the “Collateral Agreement”), pursuant to which the Debtors pledged substantially all of their assets (the “Specified Collateral”);

WHEREAS, pursuant to the Loan Documents (i) the authority to enforce rights and remedies under the Loan Documents against the Debtors, and the right to institute all actions and proceedings in connection with such enforcement, has been vested in the Agent for the benefit of the Consenting Lenders, and the Consenting Lenders have appointed, authorized and instructed the Agent to, as agent on their behalf, take such actions, and to exercise such powers and discretions under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to the Agent by the terms hereof or thereof, together with such powers as are incidental thereto and (ii) upon the occurrence and during the continuance of an Event of Default, the Agent is entitled to exercise in respect of the Collateral (as defined in the Collateral Agreement) (x) all rights and remedies provided for in the Collateral Agreement, and (y) all other rights and remedies otherwise available to it at law or in equity, including, inter alia, all rights and remedies of a secured creditor under the Uniform Commercial Code (the “UCC”) (whether or not the UCC applies to the Transferred Collateral) (including the right under Sections 9-620 through 9-622 of the UCC to accept the Transferred Collateral (or to direct the acceptance of the Transferred Collateral by the Consenting Lenders in accordance with the Loan Documents) in full satisfaction of the Applicable Obligations, and the right to collect, enforce or satisfy any Obligations then owing, whether by acceleration, foreclosure or otherwise) (collectively, the “Enforcement Rights”), which Enforcement Rights may be pursued separately, successively or simultaneously at the Agent’s discretion or as directed by the Required Lenders pursuant to the terms of the Credit Agreement;

WHEREAS, as of the date hereof, (i) certain Events of Default (collectively, the “Existing Events of Default”) as specified in that certain (A) Notice of Default dated October 2, 2022, (B) Notice of Additional Default dated October 10, 2022, (C) Notice of Additional Default dated October 14, 2022, (D) Notice of Default Letter dated January 31, 2023, (E) Notice of Default Letter dated February 1, 2023, (F) Forbearance Agreement dated October 13, 2022 (as extended from time to time) and (G) Forbearance Agreement dated November 10, 2022 (as amended by that certain Reinstatement and Amendment No. 1 to Forbearance Agreement, dated as of February 6, 2023, the “Forbearance Agreement”) have occurred and are continuing, and no waiver in respect thereof is currently in effect and (ii) as a result of the foregoing, (A) all Obligations have been properly, validly and unconditionally accelerated and declared by the Agent, at the direction of the Required Lenders, to be forthwith due and payable in full in accordance with the Credit Agreement, as set forth in further detail in that certain Notice of Event of Default and Acceleration, dated as of March 22, 2023 (the “Acceleration Notice”) delivered by the Agent to Holdings prior to the date hereof and (B) as a result of the Debtors’ failure to pay the amounts due upon acceleration, the Agent is immediately entitled to exercise all Enforcement Rights, and has been instructed and directed by the Required Lenders to exercise the foreclosure rights available under the UCC and Applicable Law, and as set forth and described further in this Agreement;

WHEREAS, the Debtors (including Holdings), the Agent, and all Consenting Lenders entered into that certain Transaction Support Agreement, dated as of November 10, 2022, as amended by that certain Amendment No. 1 to Transaction Support Agreement, dated as of February 6, 2023 (as modified from time to time in accordance with the terms therein, the “Transaction Support Agreement”; and, together with this Agreement, the General Assignment and Assumption Agreements and Bills of Sale, the Indemnification Agreements, the Tax Funding Agreement, the Mutual Release Agreement, the Lease Assignment and Assumption Agreement, Lease Agreement and the Services Agreement, the “Transaction Agreements”) setting forth certain agreements with respect to the Existing Events of Default and certain other matters relating to the Obligations and the business of the Debtors, and the parties are entering into this Agreement to effectuate certain transactions contemplated thereby;

WHEREAS, NewCo delivered to the Agent and the Debtors a joinder agreement to the Transaction Support Agreement on March 27, 2023;

WHEREAS, the delivery of this Agreement signed by the Agent and the Consenting Lenders on the date hereof constitutes the proposal of the Agent and the Consenting Lenders as the secured party pursuant to Section 9-620 of the UCC to each Debtor to accept the relevant Transferred Collateral in full satisfaction of the Applicable Obligations;

WHEREAS, the execution by the Debtors of this Agreement shall constitute their consent to the acceptance of collateral pursuant to Section 9-620 of the UCC;

WHEREAS, as of the date hereof, the Consenting Lenders constitute (i) all Lenders under and as defined in the Credit Agreement and (ii) all of the Note Lenders under and as defined in the Note;

WHEREAS, subject to the terms and conditions hereof (including the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3), the parties hereby agree that, at the applicable Effective Time, each Debtor shall, at the direction of the Agent (acting in its capacity as the secured party of record with respect to the Applicable Transferred Collateral for purposes of the UCC, and in its capacity as collateral agent for the Consenting Lenders in accordance with the Loan Documents) (which direction shall be deemed to be given by the Agent automatically at the applicable Effective Time), convey to NewCo all of such Debtor’s right, title and interest in and to the Applicable Transferred Collateral at the applicable Closing;

WHEREAS, as a material inducement to the Debtors’ willingness to enter into this Agreement, at the applicable Effective Time, NewCo shall assume the applicable Assumed Liabilities (as defined below) of the Debtors as specified herein;

WHEREAS, each of the Debtors hereby agrees, acknowledges and consents, without any objection of any kind or nature, but subject to the terms and conditions set forth in this Agreement (including the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3), to the acceptance of the Transferred Collateral by Agent and/or NewCo, which acceptance shall, to the extent permitted under the UCC and Applicable Law, each be made in full satisfaction of the Applicable Obligations (the foregoing transfers and acceptances of the Transferred Collateral, together with all transactions contemplated by this Agreement, with respect to each of TH, Theraplant and Holdings, including, among other things, the assumption by NewCo of the Assumed Liabilities as set forth herein, the “Strict Foreclosures,” each a “Strict Foreclosure,” and together with the CT Real Property Foreclosure (as defined below), the “Transaction”);

WHEREAS, concurrently with the execution of this Agreement, each of the officers and directors of TH, Theraplant and Holdings, and the legal, corporate and business development consultant of Holdings listed on Schedule 3.3(f), and NewCo have entered into an Indemnification Agreement (collectively, the “Indemnification Agreements”), which agreements shall become effective and binding on the parties thereto, without further action by any party thereto, upon the earlier of the (i) First Subsidiary Effective Time (as defined below); or (ii) a Holdings Board Change (as defined in the Holdings Joinder (defined below)); and

WHEREAS, the Debtors acknowledge that in consideration for their consent to this Agreement and the conveyance of the Transferred Collateral and the assumption by NewCo of the Assumed Liabilities at the applicable Effective Time, the Debtors are receiving good and valuable consideration in the form of satisfaction in full and discharge of the Applicable Obligations.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, each of the applicable Debtors and the Agent (acting at the direction of the Required Lenders) are entering into this Agreement and hereby agree as follows:

1. Transfer and Acceptance.

1.1 Transferred Collateral.

(a) At the applicable Effective Time, at the direction of the Agent (which shall be deemed to have been given hereunder automatically and immediately at the applicable Effective Time), subject to the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3, (i) the applicable Debtor shall assign, transfer and deliver to NewCo, and (ii) NewCo shall acquire and take assignment and delivery, in each case, in accordance with this Agreement, the Credit Agreement and the other Loan Documents of the Debtors’ right, title and interest in and to the Applicable Transferred Collateral (as defined below), in connection with the applicable Strict Foreclosure. Notwithstanding the foregoing, no Strict Foreclosure shall apply to any of the Debtors’ right, title and interest in and to: (A) the real property located at 856 Echo Lake Road, Watertown, Connecticut, 06795 held by Theraplant, together with (to the extent of Theraplant’s interest therein) all improvements, facilities, fixtures and appurtenances thereto and all rights in respect thereof and all servitudes, easements, rights-of-way, and other surface use agreements and water use agreements, if any, related thereto (the “CT Real Property”), it being acknowledged and agreed that, following the date of this Agreement, Theraplant and NewCo will enter into a mutually acceptable stipulation for a strict foreclosure of the CT Real Property (the “CT Real Property Foreclosure”) in full satisfaction of the CT Real Property Obligations with a deficiency judgement against the Debtors, in certain mutually agreed scenarios; provided that such stipulation shall not be filed with the Connecticut Superior Court for the Judicial District of Waterbury at Waterbury by NewCo prior to the date that is one (1) business day following receipt of the approvals set forth on Schedule 4.2; (B) any tax refunds with respect to the Transferred Collateral or the Debtors that relate to a taxable period ending on or before the Transaction Closing Date except to the extent set forth in the Tax Funding Agreement; (C) any “Excluded Assets” as defined in the Collateral Agreement; and (D) the assets of the Debtors set forth on Schedule 1.1(a) (collectively, the foregoing (A)-(D), the “Excluded Collateral”), and such Excluded Collateral shall in no event be included in the Transferred Collateral and, immediately following the Transaction Closing, shall remain property of the Debtors. For purposes herein, “Applicable Transferred Collateral” means (i) with respect to the Theraplant Foreclosure, the Theraplant Transferred Collateral, (ii) with respect to the TH Foreclosure, the TH Transferred Collateral, (iii) if Holdings validly executes and delivers the Holdings Joinder, with respect to the Holdings Foreclosure, the Holdings Transferred Collateral, and (iv) with respect to the Strict Foreclosure collectively or the Transaction as a whole, the Transferred Collateral.

(b) Each of the Debtors acknowledges and agrees that, upon the assignment, acquisition, delivery and/or transfer (as applicable) of the Applicable Transferred Collateral at the applicable Effective Time, NewCo shall be the sole owner of the relevant portion of the Applicable Transferred Collateral transferred to it, and shall be entitled to all proceeds of such Applicable Transferred Collateral of any kind whatsoever, if any, and on and after the applicable Effective Time, no Debtor or any Affiliate thereof shall be entitled to any such proceeds. Each of the Debtors shall hold, and shall cause each of its Affiliates to hold, for the benefit of and in trust for NewCo, all proceeds of the Applicable Transferred Collateral received by it. Each Debtor shall, promptly following the receipt of any such proceeds by such Debtor or any of its Affiliates, remit (or procure and cause to be remitted) to NewCo such proceeds, and shall not commingle or permit the commingling of such proceeds with any other property of the Debtors.

(c) The parties hereby further acknowledge and agree that if, upon consummation of any Strict Foreclosure, any Transferred Collateral is registered in the name of the Agent, at and following the applicable Effective Time, the Agent is hereby authorized by the Debtors (without the need for any further notice, action or authorization) to take all actions and enter into any and all arrangements deemed by the Agent (in its discretion or at the direction of NewCo) to be reasonably necessary or desirable in order to render NewCo the legal owner of such Applicable Transferred Collateral (including to record and register such Applicable Transferred Collateral in the name of NewCo). In furtherance of the foregoing, from and after the applicable Effective Time until the date that is 180 days thereafter, each Debtor hereby agrees to appoint the Agent as its attorney-in-fact, with full power and authority to sign or endorse such Debtor’s name on the Applicable Transferred Collateral (or any portion thereof) and on such other instruments or documents, in each case, to the extent the Agent deems it reasonably necessary to establish or evidence title of the Agent or NewCo in any Applicable Transferred Collateral.

(d) Without limiting anything else herein or in the Loan Documents, in addition to any other documents required to be delivered by it hereunder or in connection with any Strict Foreclosure prior to the applicable Effective Time, each Debtor hereby covenants and agrees to promptly deliver to the Agent, all information related to the Applicable Transferred Collateral that the Agent or NewCo may reasonably request from time to time, provided that (i) in no event shall any of the Debtors be obligated to provide any information (A) in violation of any Applicable Law, or any order of any court of competent jurisdiction, (B) the disclosure of which could reasonably be expected to jeopardize any applicable privilege (including the attorney-client privilege) available to any of the Debtors or any of their respective Affiliates relating to such information, or (C) the disclosure of which would cause any Debtor or any of their respective Affiliates to breach a confidentiality obligation to which it is bound (if such obligations were not entered into by the applicable Debtor to frustrate the rights of the Agent or NewCo hereunder) and (ii) the provision of such information shall not unreasonably interfere with any of the businesses, personnel or operations of any of the Debtors.

1.2 Compliance with the UCC.

(a) The parties acknowledge and agree that this Agreement constitutes notice by the Agent and NewCo and receipt and consent by each Debtor of the Agent’s proposal to retain the Applicable Transferred Collateral in full satisfaction of the Applicable Obligations. It is the express intent of the parties hereto that the Strict Foreclosures, including the acceptance and transfer of the Applicable Transferred Collateral thereunder and as otherwise contemplated by this Agreement, be consummated pursuant to, and shall constitute an “acceptance” of Transferred Collateral in full satisfaction of the Applicable Obligations in accordance with, and to the full extent required by, Sections 9-620, 9-621, 9-622, any other comparable provision of the UCC and all other Applicable Law. Notwithstanding anything to the contrary contained in the Credit Agreement, the Note, the other Loan Documents or any other agreement, instrument or document related to the Obligations (i) upon the Theraplant Effective Time, (x) the Liens securing the Obligations and the other Existing Debt on the Theraplant Transferred Collateral shall automatically and irrevocably be released and extinguished, (y) Theraplant shall automatically and irrevocably be released of its guarantee of the Obligations and the other Existing Debt and (z) the Theraplant Obligations shall be deemed satisfied in full and no longer outstanding or otherwise owed by the Debtors, (ii) upon the TH Effective Time, (x) the Liens securing the Obligations and the other Existing Debt on the TH Transferred Collateral shall automatically and irrevocably be fully released and extinguished, (y) TH shall automatically and irrevocably be released of its guarantee of the Obligations and the other Existing Debt and (z) the TH Obligations shall be deemed satisfied in full and no longer outstanding or otherwise owed by the Debtors, (iii) upon the earlier of the Holdings Closing, (x) the Liens securing the Obligations and the other Existing Debt on the Holdings Transferred Collateral shall automatically and irrevocably be fully released and extinguished, (y) Holdings shall automatically and irrevocably be released of its guarantee of the Obligations and the other Existing Debt (but not its primary Obligations as to the Borrower under the Credit Agreement) and (z) the Holdings Obligations shall be deemed satisfied in full and no longer outstanding or otherwise owed by the Debtors and (iv), without limiting the foregoing, upon the Transaction Effective Time (w) all Liens securing the Obligations and the other Existing Debt shall automatically and irrevocably be released and extinguished, (x) each Debtor shall automatically and irrevocably be released of its guarantee of the Obligations and the other Existing Debt, (y) all Obligations and other Existing Debt (other than the Surviving Obligations) shall be deemed satisfied in full and no longer outstanding or otherwise owed by the Debtors and (z) and the Credit Agreement, the Note, and the other Loan Documents shall automatically terminate (except in the case of any provisions thereof that are expressed to survive any satisfaction, discharge, release or termination of the Obligations or Loan Documents after giving effect to the Mutual Release Agreement).

(b) Without limiting anything else, for all purposes under the UCC and other Applicable Law (including the Securities Act of 1933) and the Loan Documents (including the Note), and including to the extent necessary or desirable to effectuate the Strict Foreclosures, in compliance with the requirements for a strict foreclosure pursuant to Sections 9-620, 9-621, 9-622, each other comparable provision of the UCC, and all other Applicable Law (i) each of the Agent and the Consenting Lenders shall be deemed pledgees of the Applicable Transferred Collateral, in each case, subject to the terms of the Loan Documents, and (ii) acceptance of the Applicable Transferred Collateral in connection with any Strict Foreclosure by the Agent (as agent for and on behalf of the Consenting Lenders pursuant to the Loan Documents) or by NewCo in accordance with the Loan Documents, shall, in each case, constitute “acceptance” of Applicable Transferred Collateral by the pledgee for whose benefit the pledge was created, and shall have the same validity and legal force and effect, and, accordingly, shall act as the “acceptance” required to validly and properly effectuate a strict foreclosure pursuant to the UCC, other Applicable Law and/or the Loan Documents.

(c) The Debtors acknowledge and agree that the execution by the Debtors of this Agreement shall be deemed acceptance and consent as to each Debtor to each strict foreclosure over, and the Agent’s or NewCo’s (as applicable) acceptance of, the Applicable Transferred Collateral in full satisfaction of the Applicable Obligations at the applicable Effective Time, subject to the other terms and conditions specified herein.

(d) Each Debtor (to the extent of any such right) hereby voluntarily: (i) acknowledges that this Agreement constitutes a separate proposal of strict foreclosures as to each Debtor pursuant to Section 9-620 of the UCC, (ii) acknowledges that its execution of this Agreement constitutes a “record authenticated after default” for purposes of, and within the meaning of, Section 9-620(c)(2) of the UCC, (iii) subject to the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3, agrees to cooperate with, and assist in, delivering, and in assigning or otherwise transferring all of its right, title and interest to, the Applicable Transferred Collateral at the applicable Effective Time, to NewCo, including by executing or delivering such reasonable further instruments or documents, or taking such reasonable further actions, as are necessary or appropriate to effectuate such transfer of ownership and title in accordance with the terms hereof, (iv) acknowledges that the agreement by NewCo and the Agent (as the case may be) to accept the Applicable Transferred Collateral in connection with the applicable Strict Foreclosure, is subject to the terms of, and conditional upon satisfaction of all applicable conditions set forth in, this Agreement as to each Closing contemplated herein, (v) subject to the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3, waives its right to notification of disposition of the Applicable Transferred Collateral under UCC Sections 9-611, 9-620 and 9-621 or other notification under other Applicable Law, under the Loan Documents, (vi) subject to the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3, waives any right to a public auction of the Applicable Transferred Collateral to the highest bidder, (vii) subject to the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3, waives any right to redeem the Applicable Transferred Collateral under UCC Section 9-623, the Loan Documents or otherwise, (viii) subject to the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3, waives any right to object to any Strict Foreclosure contemplated by this Agreement (provided, that, in no event shall such waiver prohibit or limit any of the Debtors’ rights to enforce the terms of this Agreement or any other Transaction Agreement), (ix) subject to the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3, waives any other rights under the UCC, the Loan Documents, whether legal or equitable, which it may possess in and to the Applicable Transferred Collateral and (x) subject to the satisfaction or waiver (in writing) of the conditions precedent to the applicable Closing set forth in Section 3, agrees that the Transactions are commercially reasonable.

1.3 Holdings Joinder.

(a) At any time prior to the earlier of (i) sixty (60) days after a court of competent jurisdiction has determined that no Holdings Board Change has occurred (the “Holdings Outside Date”) or (ii) a Holdings Board Change (as defined in the Holdings Joinder (defined below)), Holdings may elect, by delivering to each other party to this Agreement an executed counterpart to a joinder to this Agreement, substantially in the form attached hereto as Exhibit A (the “Holdings Joinder”), to become a party to this Agreement on the terms and conditions set forth in this Agreement and the Holdings Joinder. From and after the execution of such Holdings Joinder, without further action by any other party to this Agreement, Holdings will be bound by, and subject to, the provisions of this Agreement and the Holdings Joinder as a “Greenrose Entity” and “Debtor” (except where expressly provided otherwise).

(b) The parties agree and acknowledge that this Agreement constitutes, and satisfies the requirements of, the “Foreclosure Agreement” required to be delivered by NewCo pursuant to the Transaction Support Agreement. NewCo, the Agent and the Consenting Lenders hereby (i) waive any obligations of Holdings under or pursuant to the Transaction Support Agreement to execute and deliver this Agreement as a party thereto and consummate the transactions contemplated hereby or thereby and (ii) acknowledge that Holdings’ failure to take any such actions or otherwise execute and deliver a Holdings Joinder will not itself result in a failure of the Greenrose Entities to satisfy the conditions precedents set forth in Section 5 or 6 of the Transaction Support Agreement.

2.

2.1 Assumed Liabilities.

(a)	At the Theraplant Effective Time, subject to Section 2.4 of this Agreement and the satisfaction or waiver (in writing) of the conditions precedent to the Closing of the Theraplant Strict Foreclosure set forth in Section 3, NewCo shall assume and thereafter timely pay, discharge and perform in accordance with their terms, the following liabilities, Debts[2], claims, expenses, commitments or obligations (whether direct or indirect, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due) of every kind and description, including all costs and expenses related thereto (“Liabilities”) of the Theraplant (the “Theraplant Assumed Liabilities”), as the same shall exist on or after the Theraplant Closing Date and irrespective of whether the same arise or accrue prior to, on or following the Theraplant Closing Date:

i.	all Liabilities of Theraplan t specifically assumed by NewCo pursuant to Section 2.3;

[2]	For purposes of this Agreement, “Debt” means, without duplication, (x) all monetary obligations (including accrued interest related thereto) (a) for borrowed money from third party lending sources, (b) evidenced by notes, bonds, debentures, mortgages or similar instruments, but excluding letters of credit to the extent not drawn upon, in each case, from third party lending sources, and (c) under any leases required to be recorded as capital leases under United States generally accepted accounting principles (“GAAP”), in each case, calculated in accordance with GAAP and the Greenrose Entities’ books and records and (y) the guarantees to which one or more Debtors are a party set forth on Schedule 2.4 hereto. Notwithstanding the foregoing, “Debt” of any of the Greenrose Entities’ shall not include any Liabilities between any of the Greenrose Entities.

ii.	all accounts payable of Theraplant existing on the Theraplant Closing Date (including, for the avoidance of doubt, (A) invoiced accounts payable and (B) accrued but uninvoiced accounts payable);

iii.	Liabilities arising under any contract that forms part of the Theraplant Transferred Collateral; and

iv.	all Liabilities arising with respect to or in connection with the operation and ownership of the Theraplant Transferred Collateral to the extent related to facts and circumstances arising from and after the Theraplant Closing Date.

(b)	At the TH Effective Time, subject to Section 2.4 of this Agreement and the satisfaction or waiver (in writing) of the conditions precedent to the Closing of the TH Strict Foreclosure set forth in Section 3, NewCo shall assume and thereafter timely pay, discharge and perform in accordance with their terms, the following Liabilities of TH (the “TH Assumed Liabilities”), as the same shall exist on or after the TH Closing Date and irrespective of whether the same arise or accrue prior to, on or following the TH Closing Date:

i.	all Liabilities of TH specifically assumed by NewCo pursuant to Section 2.3;

ii.	all accounts payable of TH existing on the TH Closing Date (including, for the avoidance of doubt, (A) invoiced accounts payable and (B) accrued but uninvoiced accounts payable);

iii.	Liabilities arising under any contract that forms part of the TH Transferred Collateral; and

iv.	all Liabilities arising with respect to or in connection with the operation and ownership of the TH Transferred Collateral to the extent related to facts and circumstances arising from and after the TH Closing Date.

(c)	At the earlier of the Theraplant Effective Time and the TH Effective Time (such earlier time, the “First Subsidiary Effective Time”), subject to Section 2.4 of this Agreement and the satisfaction or waiver (in writing) of the conditions precedent to the Closing of the Theraplant Strict Foreclosure or TH Strict Foreclosure, as applicable, set forth in Section 3, NewCo shall assume and thereafter timely pay, discharge and perform in accordance with their terms, the following Liabilities of Holdings (the “Ancillary Assumed Liabilities” and together with the TH Assumed Liabilities and the Theraplant Assumed Liabilities, and if Holdings executes and delivers the Holdings Joinder, the Holdings Assumed Liabilities, the “Assumed Liabilities”), as the same shall exist on or after the First Subsidiary Effective Time and irrespective of whether the same arise or accrue prior to, on or following the applicable Closing Date:

i.	all Liabilities of Holdings specifically assumed by NewCo pursuant to Section 2.3;

ii.	Liabilities arising under, to the extent not replaced by NewCo in accordance with Section 2.4, the Guarantees set forth on Schedule 2.4 hereto; and

iii.	all of the Liabilities to Ducera Partners LLC (or any of its affiliates); provided that in no event shall NewCo be liable for more than $1,000,000 in Liabilities in respect of professional fees and expenses related to services rendered by Ducera Partners LLC (or any of its affiliates).

(d)	If Holdings executes the Holdings Joinder, then at the Holdings Effective Time (as defined below) subject to Section 2.4 of this Agreement and the satisfaction or waiver (in writing) of the conditions precedent to the Closing of the Holdings Strict Foreclosure set forth in Section 3, NewCo shall assume and thereafter timely pay, discharge and perform in accordance with their terms, the following Liabilities of Holdings (the “Holdings Liabilities”), as the same shall exist on or after the Holdings Effective Time and irrespective of whether the same arise or accrue prior to, on or following the applicable Closing Date:

i.	all accounts payable of Holdings existing on the Holdings Closing Date (including for the avoidance of doubt, (A) invoiced accounts payable and (B) accrued but uninvoiced accounts payable);

ii.	Liabilities arising under any contract that forms part of the Holdings Transferred Collateral and to the extent not replaced by NewCo in accordance with Section 2.4, the Guarantees set forth on Schedule 2.4 hereto; and

iii.	all Liabilities arising with respect to or in connection with the operation and ownership of the Holdings Transferred Collateral to the extent related to facts and circumstances arising from and after the Holdings Closing Date.

2.2 Excluded Liabilities. NewCo is not assuming or agreeing to pay or discharge any Liabilities (i) of the Debtors other than the Assumed Liabilities or (ii) set forth on Schedule 2.2 and the Debtors shall retain all other Liabilities of the Debtors.

2.3 Employees.

(a) Within fifteen (15) days following the execution of this Agreement (the “Offer Period”), NewCo shall offer each employee of the Debtors (other than Holdings) (including those on temporary furlough, leave of absence or disability) as of the date of this Agreement and any employee hired by any of the Debtors (other than Holdings) in the ordinary course of business consistent with past practice prior to the applicable Effective Time (each a “Subsidiary Covered Employee”) employment at NewCo effective as of, but contingent upon, the applicable Effective Time. During the Offer Period, NewCo may, in its discretion, make offers of employment at NewCo to one or more employees of Holdings (other than any person also employed by Sierra Constellation Partners), effective as of, but contingent upon, such Effective Time as is reasonably agreed between the Debtors and Agent (each, a “Holdings Offered Employee”). Each offer of employment made by NewCo to a Subsidiary Covered Employee or a Holdings Offered Employee shall provide for (i) substantially the same position, title, location, duties, base salary or wage rate and annual cash bonus incentive compensation opportunity (as a percentage of base salary) and (ii) employee benefits and other terms and conditions of employment (excluding with respect to equity-based compensation, pension benefits, or one-time or special compensation arrangements), in each case that are substantially comparable to those provided to such employee by the applicable Greenrose Entity immediately prior to the applicable Closing Date; provided, that, prior to the applicable Effective Time, the Debtors shall not (x) materially amend or modify any employment arrangements, except as required by law or (y) enter into any new employment arrangements with any person who will receive a base salary of more than $100,000 without the consent of NewCo and the Agent, such consent not to be unreasonably withheld, conditioned or delayed. For purposes of this Section 2.3, any Subsidiary Covered Employee or Holdings Offered Employee who becomes employed by NewCo in accordance with this Section 2.3 is referred to as a “Transferred Employee.”

(b) Effective at the Theraplant Effective Time, NewCo shall assume the Labor Peace Agreement between Theraplant, LLC and the Cannabis Engineers, Extractors and Distributors, Local 420C, IUJAT dated November 16, 2022.

(c) Employees and Employee Plans.

(1) Liabilities. Effective as of the applicable Effective Time, NewCo shall assume any and all Liabilities (contingent or otherwise) relating to, arising out of, or resulting from the employment or services, or termination of employment or services, of (i) any Subsidiary Covered Employee and any former employees of the Debtors (other than Holdings) and, including but not limited to all Liabilities relating to wages, hours, overtime, collective bargaining, discrimination, harassment, worker classification, retaliation, accrued and unused vacation, sick days and paid time off and any workers’ compensation claims against any Debtor, irrespective of when such claims are made, including for purposes of clarity any Liabilities related to any Assumed Employee Plans applicable to such Subsidiary Covered Employees and any former employee of Debtors (other than Holdings) as provided in Section 2.3(c)(2), except for those Liabilities pertaining to certain severance obligations of the individuals set forth on Schedule 2.2 and (ii) any active employee or independent contractor of Holdings (together with the Subsidiary Covered Employees, the “Covered Employees”) solely to the extent set forth on Schedule 2.3(c)(1)(ii).

(2) Employee Plans. Effective as of the applicable Effective Time, NewCo shall assume each Assumed Employee Plan and all Liabilities arising with respect to each such Assumed Employee Plan. For purposes of this Agreement, “Assumed Employee Plans” means any employee benefit plans (within the meaning of Section 3(3) of ERISA), and each other material retirement, welfare benefit, bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, employment, retention, termination, or severance programs or agreements (each, a “Plan”), in each case pursuant to which any of the Greenrose Entities has any obligation with respect to any current or former employee of the Debtors, other than the Excluded Plans; provided, that nothing in this Section 2.3(c)(2) shall limit any obligation of NewCo to assume any Assumed Liabilities under such Excluded Plan to the extent expressly contemplated in Section 2.3(c)(1). “Excluded Plans” means those compensation and benefits arrangements, if any, set forth on Schedule 2.3(c)(2).

(d) Transferred Employees – Additional Employment Terms.

(1) Terms and Conditions of Employment. For a period of at least six (6) months following the applicable Closing Date, each Transferred Employee shall be entitled to receive, while in the employ of NewCo, (i) substantially the same position, title, location, duties, base salary or wage rate and annual cash bonus incentive compensation opportunity (as a percentage of base salary) and (ii) employee benefits and other terms and conditions of employment (excluding with respect to equity-based compensation, pension benefits, or one-time or special compensation arrangements), in each case that are substantially comparable to those provided to such employee by the applicable Greenrose Entity immediately prior to the applicable Closing Date.

(2) Credit for Service. NewCo shall credit Transferred Employees for service earned on and prior to the applicable Closing Date with the Greenrose Entities or their predecessors, in addition to service earned with NewCo on or after the applicable Closing Date, (i) to the extent that service is relevant for purposes of eligibility, vesting, paid-leave entitlement or the calculation of benefits under any Plan, program or arrangement of NewCo (other than for purposes under any defined benefit pension plan or retiree medical plans or programs) for the benefit of the Transferred Employees on or after the applicable Closing Date and (ii) for any such additional purposes as may be required by Applicable Law; provided, however, that nothing herein shall result in a duplication of benefits with respect to the Transferred Employees.

(3) Pre-existing Conditions; Coordination. NewCo shall take commercially reasonable efforts to waive any pre-existing condition or actively at work limitations, evidence of insurability and waiting periods for the Transferred Employees and their eligible spouses and dependents under any Plan, program or arrangement of NewCo (including any Assumed Employee Plan) for the benefit of the Transferred Employees on or after the applicable Closing Date.

(4) WARN Act. For at least ninety (90) days following the applicable Closing Date, NewCo shall not implement any plant closing or mass layoff affecting the Subsidiary Covered Employees that could implicate the Worker Adjustment and Retraining Notification Act or any analogous state or local mass layoff or plant closing laws.

(e) No Third Party Beneficiaries. Notwithstanding the provisions of this Section 2.3 or any provision of this Agreement, nothing in this Section 2.3 is intended to and shall not (i) create any third party rights, (ii) amend any Plan, program, policy or arrangement, (iii) require NewCo or any Greenrose Entity to continue any Plan, program, policy or arrangement beyond the time when it otherwise lawfully could be terminated or modified or as otherwise required herein or (iv) provide any Subsidiary Covered Employee or Holdings Offered Employee (including any Transferred Employee) or other individual with any rights to continued employment with NewCo for any particular period.

2.4 Guarantee Replacement. At or before the applicable Closing, NewCo shall use commercially reasonable efforts to (a) arrange for substitute guarantees to replace the guarantees listed on Schedule 2.4 (each, a “Guarantee”) or (b) to the extent Holdings executes and delivers the Holdings Joinder, assume all obligations under each such Guarantee in accordance with Section 2.1 above, obtaining from the creditor, landlord, beneficiary or other counterparty a full release (in a form satisfactory to the Debtors) of all parties liable, directly or indirectly, for reimbursement to the creditor or fulfillment of other obligations to a landlord, beneficiary or counterparty in connection with amounts drawn under such Guarantees. To the extent the beneficiary or counterparty under any Guarantee does not accept, as of the applicable Closing at which the underlying asset to which such Guarantee relates, any such substitute guarantee or other obligation proffered by NewCo, effective from and after such Closing Date, NewCo shall, and shall cause each of its Subsidiaries to, (x) indemnify, defend and hold harmless Holdings against, and reimburse Holdings for, all amounts paid, including costs or expenses in connection with such Guarantees, including Holdings’ expenses in maintaining such Guarantees, whether or not any such Guarantee is required to be performed, and shall in any event promptly reimburse Holdings to the extent any Guarantee is called upon and Holdings make any payment or are obligated to reimburse the party issuing such Guarantee and (y) not, without Holdings’ prior written consent, amend in any manner adverse to Holdings, or extend (or permit the extension of), any Guarantee or any obligation support by any Guarantee. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 2.4 shall require any Greenrose Entity (including Holdings) to maintain, renew, issue anew, amend or modify any such Guarantee in any respect from and after the applicable Closing Date.

3. Closing.

3.1 Closing; Effective Time.

(a) The closing of the Strict Foreclosure with respect to the Transferred Collateral owned by Theraplant (the “Theraplant Transferred Collateral”) (the “Theraplant Closing”) shall take place by telephone conference and electronic exchange of documents at 11:58 p.m. (New York City time) or such other time as agreed among the Agent and the applicable Greenrose Entity (such time, the “Theraplant Effective Time”) no later than the later of (x) unless, with respect to TH, an Enjoinment Event or a TH Board Change (as defined in the Transaction Support Agreement) has occurred, the TH Closing Date or (y) the third business day following the date upon which all conditions precedent set forth in this Section 3 are satisfied or waived by the applicable party, in writing (to the extent permitted by Applicable Law) (other than those conditions precedent that by their nature can only be satisfied at the Theraplant Closing, but subject to the satisfaction or waiver of those conditions precedent at such time) as to Theraplant and the Theraplant Transferred Collateral, or on such other date or place as the Agent and the applicable Greenrose Entity may separately agree in writing. The date on which the Theraplant Closing occurs is referred to in this Agreement as the “Theraplant Closing Date.” For all purposes under this Agreement, (i) except as otherwise expressly provided in this Agreement, all matters at the Theraplant Closing will be considered to take place simultaneously and (ii) the Theraplant Closing shall be deemed effective as of the Theraplant Effective Time.

(b) The closing of the Strict Foreclosure with respect to the Transferred Collateral owned by TH (the “TH Transferred Collateral”) (the “TH Closing”) shall take place by telephone conference and electronic exchange of documents at 11:58 p.m. (New York City time) or such other time as agreed among the Agent and the applicable Greenrose Entity (such time, the “TH Effective Time”) no later than the later of (x) unless, with respect to Theraplant, an Enjoinment Event has occurred, the Theraplant Closing Date or (y) the third business day following the date upon which all conditions precedent set forth in this Section 3 are satisfied or waived by the applicable party, in writing (to the extent permitted by Applicable Law) (other than those conditions precedent that by their nature can only be satisfied at the TH Closing, but subject to the satisfaction or waiver of those conditions precedent at such time) as to TH and the TH Transferred Collateral, or on such other date or place as the Agent and the applicable Greenrose Entity may separately agree in writing. The date on which the TH Closing occurs is referred to in this Agreement as the “TH Closing Date.” For all purposes under this Agreement, (i) except as otherwise expressly provided in this Agreement, all matters at the TH Closing will be considered to take place simultaneously and (ii) the TH Closing shall be deemed effective as of the TH Effective Time.

(c) If Holdings validly executes and delivers the Holdings Joinder, the closing of the Strict Foreclosure with respect to the Transferred Collateral owned by Holdings (the “Holdings Transferred Collateral”) (the “Holdings Closing” and together with the Theraplant Closing and TH Closing, the “Closings” and each a “Closing”) shall take place by telephone conference and electronic exchange of documents at 11:58 p.m. (New York City time) or such other time as agreed among the Agent and the applicable Greenrose Entity (such time, the “Holdings Effective Time”) no later than the later of (x) the First Subsidiary Effective Time, (y) twenty-five days following the date upon which the Holdings Joinder is executed and delivered in accordance with this Agreement and (z) the third business day following the date upon which all conditions precedent set forth in this Section 3 are satisfied or waived by the applicable party, in writing (to the extent permitted by Applicable Law) (other than those conditions precedent that by their nature can only be satisfied at the Holdings Closing, but subject to the satisfaction or waiver of those conditions precedent at such time) as to Holdings and the Holdings Transferred Collateral, or on such later date or place as the Agent and the applicable Greenrose Entity may separately agree in writing. The date on which the Holdings Closing occurs is referred to in this Agreement as the “Holdings Closing Date” and each of the Holdings Closing Date, Theraplant Closing Date and TH Closing Date shall be considered a “Closing Date” for purposes of this Agreement. For all purposes under this Agreement, (i) except as otherwise expressly provided in this Agreement, all matters at the Holdings Closing will be considered to take place simultaneously and (ii) the Holdings Closing shall be deemed effective as of the Holdings Effective Time.

(d) The closing of the Transaction (the “Transaction Closing”) shall be deemed to have occurred upon the later of (i) the Theraplant Effective Time, (ii) the TH Effective Time, and (iii) if Holdings validly executes and deliver the Holdings Joinder, the earlier of the Holdings Effective Time (such time, the “Transaction Effective Time” and together with the Theraplant Effective Time, TH Effective Time, and Holdings Effective Time, the “Effective Times” and each an “Effective Time”). The date on which the Transaction Closing occurs is referred to in this Agreement as the “Transaction Closing Date.”

(e) For purposes of this Section 3, an “Enjoinment Event” means, with respect to any Person, a governmental authority having jurisdiction over such Person, shall have enacted, issued, promulgated, enforced, or entered an order, whether temporary, preliminary, or permanent, that makes illegal, enjoin, or otherwise prohibits the consummation of the applicable Strict Foreclosure to which such Person is otherwise required to consummate hereunder (other than Federal Cannabis Laws (as defined in the Credit Agreement)).

3.2 Mutual Condition to Obligations of Each Party. With respect to each Strict Foreclosure, the obligation of the applicable Greenrose Entities, on the one hand, and NewCo, the Agent and the Consenting Lenders, on the other hand, to consummate such Strict Foreclosure, shall be subject to the satisfaction or waiver by NewCo, the Agent, and the Consenting Lenders, on the one hand, and the applicable Greenrose Entities, on the other hand, in their sole discretion, at or before the applicable Closing of such Strict Foreclosure, of the following conditions:

(a) If the Closing of such Strict Foreclosure shall constitute the first Closing to occur hereunder, (i) the Agent, the Consenting Lenders and NewCo shall have delivered to the Debtors consummating such Closing and (ii) the Debtors consummating such Closing shall have delivered to the Agent, the Consenting Lenders and NewCo, executed signature page counterparts to a Mutual Release Agreement, which agreement shall be substantially the form of Exhibit C attached hereto.

(b) If the Closing of such Strict Foreclosure shall occur subsequent to the first Closing to occur hereunder: (i) the Agent, the Consenting Lenders and NewCo shall have delivered to the Debtors consummating such Closing and (ii) the Debtors consummating such Closing shall have delivered to the Agent, the Consenting Lenders and NewCo, executed signature page counterparts to a joinder to the Mutual Release Agreement, which joinder shall be substantially the form attached as Exhibit A to Exhibit C attached hereto.

3.3 Conditions to Obligations of NewCo and The Agent. With respect to each Strict Foreclosure, the obligations of NewCo and the Agent to consummate such Strict Foreclosure shall be subject to the satisfaction or waiver in writing by NewCo and the Agent in their sole discretion, at or before the applicable Closing of such Strict Foreclosure, of each of the following conditions:

(a) all representations and warranties of the Debtors consummating such Strict Foreclosure (i) set forth in Sections 4.1, 4.3(ii), and 4.4, without giving effect to any materiality or “material adverse effect” qualifications therein, shall be true and correct in all respects (except for any de minimis inaccuracies) at and as of the date of this Agreement and at and as of the applicable Effective Time as if made at and as of the applicable Effective Time (other than representations and warranties that are made as of a specific date, which representations and warranties shall have been true and correct as of such date), (ii) contained in this Agreement other than those Sections specifically identified in clause (i), without giving effect to any materiality or “material adverse effect” qualifications therein, shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the applicable Effective Time as if made at and as of the Effective Time (other than representations and warranties that are made as of a specific date, which representations and warranties shall have been true and correct as of such date);

(b) the covenants contained in this Agreement required to be performed or complied with by the Debtors consummating such Strict Foreclosure on or before the applicable Closing shall have been performed or complied with in all material respects;

(c) all of the applicable conditions precedent set forth in Section 6 of the Transaction Support Agreement applicable to such Strict Foreclosure shall have been satisfied or waived by NewCo and the Agent in accordance with the terms of the Transaction Support Agreement;

(d) the Agent and NewCo shall have received a certificate signed by an authorized signatory of each of the Debtors consummating such Strict Foreclosure, dated as of the Closing Date, confirming the satisfaction of matters set forth in the foregoing clauses (a) through (c) of this Section 3.3; and

(e) each Debtor consummating such Strict Foreclosure shall have executed and delivered, or caused to be executed and delivered, to the Agent and NewCo the Transaction Agreements to which it is a party.

3.4 Conditions to Obligations of the Debtors. With respect to each Strict Foreclosure, the obligations of the Debtors consummating such Strict Foreclosure to consummate the Transaction shall be subject to the satisfaction or waiver in writing by the applicable Debtor in their sole discretion, at or before the applicable Closing of such Strict Foreclosure, of each of the following conditions:

(a) all representations and warranties of NewCo and the Agent (i) set forth in Section 5.1, without giving any effect to any materiality qualifications therein shall be true and correct in all respects (except for any de minimis inaccuracies) at and as of the applicable Effective Time as if made at and as of the applicable Effective Time (other than representations and warranties that are made as of a specific date, which representations and warranties shall have been true and correct as of such date), (ii) contained in this Agreement other than those Sections specifically identified in clause (i), without giving effect to any materiality qualifications therein, shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the applicable Effective Time as if made at and as of the applicable Effective Time (other than representations and warranties that are made as of a specific date, which representations and warranties shall have been true and correct as of such date);

(b) the covenants contained in this Agreement required to be performed or complied with by NewCo, the Agent, and the Consenting Lenders on or before the applicable Closing shall have been performed or complied with in all material respects;

(c) all of the conditions precedent set forth in Section 7(b) of the Transaction Support Agreement applicable to such Strict Foreclosure shall have been satisfied or waived by the applicable Greenrose Entity consummating such Strict Foreclosure in accordance with the terms of the Transaction Support Agreement (provided, it is agreed among the parties hereto that the Wind-Down Amount (as defined in the Transaction Support Agreement) shall be funded at the First Subsidiary Effective Time);

(d) the Debtors consummating such Strict Foreclosure shall have received a certificate signed by an authorized signatory of each of the Agent and NewCo, dated as of the applicable Closing Date, confirming the satisfaction of matters set forth in the foregoing clauses (a) through (c) of this Section 3.4;

(e) each of the Agent, NewCo or the Consenting Lenders, as applicable, shall have executed and delivered, or caused to be executed and delivered, to the Debtors consummating such Strict Foreclosure the Transaction Agreements to which it is a party;

(f) each of the Indemnification Agreements remain in, or concurrent with the First Subsidiary Effective Time shall become, in full force and effect and have not been terminated in accordance with its terms;

(g) the Agent or NewCo shall have sent all required proposals as the secured party pursuant to and in accordance with Section 9-621 of the UCC (including to each secured party and other lien holder identified in the UCC Searches) and shall have delivered to the Debtors true, correct and complete copies of all such sent proposals;

(h) twenty-one days shall have passed since the last proposal required by the foregoing clause (g) shall have been sent by the Agent (or NewCo) and the Agent (or NewCo) shall have delivered to the Debtors a certificate certifying as to the date the last proposal required by the foregoing clause (g) was sent by the Agent (or NewCo);

(i) the Agent shall not have received, within the time period set forth in Section 9-620 of the UCC, a valid notification of objection to the proposal of the Agent to accept the Transferred Collateral in satisfaction of the Applicable Obligations, including in respect of the proposals specified in clause (g) above, that would prohibit the acceptance of the Transferred Collateral in satisfaction of the Applicable Obligations in accordance with Section 9-620(a)(2) of the UCC; and

(j) to the extent each of the Strict Foreclosures shall not occur on the same date, the Greenrose Entities and the Consenting Lenders and Agent shall have mutually agreed on a 13-week cash-flow forecast reasonably acceptable to the Consenting Lenders and Agent, on the one hand, and the Greenrose Entities, on the other hand, for operating, selling, general, administrative expenses and other expenses of each Greenrose Entity that is not consummating such Strict Foreclosure for the 13-week period following Closing of such Strict Foreclosure (the “13-Week Cash Flow Forecast”), which shall by funded from cash on hand of such remaining Greenrose Entity or by NewCo if such cash on hand is insufficient, without regard to the Wind-Down Amount.

3.5 Closing Deliverables. At the Closing of each Strict Foreclosure:

(a) The applicable Debtor consummating such Strict Foreclosure shall deliver or cause to be delivered to NewCo and the Agent:

(1) a General Assignment and Assumption Agreement and Bill of Sale, executed by such Debtor, in substantially the form of Exhibit B attached hereto (each, a “General Assignment and Assumption Agreement and Bill of Sale”);

(2) the Mutual Release Agreement or a joinder thereto, as applicable, as required by Section 3.2, executed by such Debtor;

(3) a copy of the resolution of the sole shareholder, sole member, board of directors, board of managers or other equivalent body of such Debtor or the special committee thereof, if applicable, authorizing such Debtor to enter into this Agreement (or with respect to Holdings, authorizing entry into the Holdings Joinder), and to consummate the Transaction, which resolution shall be certified in writing by the secretary or comparable officer of such Debtor;

(4) with respect to the TH Closing, a Lease Assignment and Assumption Agreement, executed by TH, in substantially the form of Exhibit D attached hereto (the “Lease Assignment”), pursuant to which TH shall assign all of its right, title and interest in and to that certain Industrial Lease, dated July 25, 2017, by and between MSCP, L.L.C., as lessor, and TH, as lessee, as the same has been amended, supplemented, assigned or otherwise modified from time to time, to NewCo (or its affiliate);

(5) with respect to the Theraplant Closing, a Lease Agreement, executed by Theraplant, in substantially the form of Exhibit E attached hereto (the “Lease Agreement”), pursuant to which Theraplant shall lease the CT Real Property to DXR Finance 3, LLC (or its affiliate) on the terms set forth therein; and

(6) with respect to the first Closing to occur hereunder, a transition services agreement (in form and substance reasonably acceptable to the Debtors and the Consenting Lenders) executed by such Debtor, pursuant to which NewCo shall, and shall cause its other subsidiaries to, provide certain services to such Debtor in connection with its wind-down (the “Services Agreement”).

(b) NewCo, the Agent and the Consenting Lenders, as applicable, shall deliver or cause to be delivered to the applicable Debtor consummating such Strict Foreclosure:

(1) such General Assignment and Assumption Agreement and Bill of Sales, executed by NewCo;

(2) the Mutual Release Agreement or joinder thereto, as applicable, as required by Section 3.2, executed by each of the Agent, the Consenting Lenders and NewCo;

(3) with respect to the first Closing to occur hereunder, the Tax Funding Agreement, executed by NewCo, in substantially the form attached hereto as Exhibit F;

(4) with respect to the TH Closing, the Lease Assignment, executed by DXR Finance 4, LLC (or its affiliate);

(5) with respect to the first Closing to occur hereunder, the Services Agreement, executed by NewCo; and

(6) to the extent the Strict Foreclosures shall not occur on the same date, to the extent that, within the first week following the date of such Closing, the 13-Week Cash Flow Forecast indicates a cash need for funding from NewCo to any Greenrose Entity that is not consummating such Strict Foreclosure, NewCo shall deliver, by wire transfer of immediately available funds at such Closing, such amount as is so required to the accounts of the applicable Greenrose Entity as provided to NewCo in writing on the last business day prior to such Closing;

3.6 Post-Effective Time Matters. Upon consummation of the applicable Transactions, from and after the applicable Effective Time:

(a) the Debtors and the Agent (or any person or entity designated by the Debtors or the Agent as its delegate in writing for this purpose) shall be authorized to file the UCC termination statements and other applicable release and termination documentation necessary to effectuate, evidence or reflect in the public record, and/or to notify all applicable parties of, the release, discharge and termination of the Liens and Loan Documents described in Section 1.2(a) above;

(b) for a period of one (1) year following each applicable Effective Time, in connection with (a) the preparation or amendment of tax returns, financial statements, (b) the determination of any matter relating to the rights or obligations of the Debtors under any Transaction Agreement, the Credit Agreement or any Loan Document, or (c) the wind-down of any of the Debtors following the applicable Effective Time, upon reasonable prior written notice to NewCo, and except to the extent necessary to (i) ensure compliance with any Applicable Law, (ii) preserve any applicable privilege (including the attorney-client privilege) or (iii) comply with any contractual confidentiality obligations to which NewCo is bound, NewCo shall (A) afford each Greenrose Entity and its representatives reasonable access, during normal business hours, to reasonably appropriate personnel and the properties, books and records of NewCo in respect of any of the Transferred Collateral and Assumed Liabilities and (B) make available to each Greenrose Entity and its representatives those employees of NewCo or its subsidiaries whose assistance, expertise, testimony, notes or recollections or presence is reasonably necessary to assist such Greenrose Entity or its representatives in connection with its inquiries for any purpose referred to above, including the presence of such persons for interviews and depositions and as witnesses in hearings or trials for such purposes; provided, however, that such obligations shall not unreasonably interfere with the business or operations of NewCo and its subsidiaries’ business; and provided, further, that the auditors and accountants of NewCo shall not be obligated to make any work papers available to any person except in accordance with such auditors’ and accountants’ normal disclosure procedures and then only after such person has signed a customary agreement relating to such access to work papers in form and substance reasonably acceptable to such auditors or accountants;

(c) with respect to any Greenrose Entity, prior to the applicable Closing with respect to such Greenrose Entity, to the extent the 13-Week Cash Flow Forecast for such Greenrose Entity indicates that such Greenrose Entity requires incremental cash funding from NewCo on any given week during such 13-Week Cash Flow Forecast, NewCo shall deliver to such Greenrose Entity, by wire transfer of immediately available funds, the required cash by the second business day of such week, in such amounts as are contemplated by such 13-Week Cash Flow Forecast; and

(d) promptly, and in no event later than three (3) business days following the transfer of the Transferred Collateral from DXR Parent to DXR Holdco, DXR Holdco shall notify each Debtor of such transfer in writing.

4. Representations, Warranties, and Covenants of the Debtors. Except as set forth in the disclosure schedule delivered at the time of entering into this Agreement (or, in the case of Holdings, at the time of entering into the Holdings Joinder), each Debtor, represents and warrants, and in the case of Section 4.9, covenants to the Agent and NewCo as follows:

4.1 Power and Authority. Such Debtor has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement, and has taken all necessary corporate or similar action required for the due authorization, execution, delivery and performance by it of this Agreement (including the consummation of the Transaction).

4.2 Governmental Consents. Provided that all consents, approvals or other actions listed on Schedule 4.2 or Schedule 4.3 have been obtained or satisfied, the execution and delivery by such Debtor of this Agreement and the performance by it of this Agreement (including the consummation of the Transaction) does not and will not require any material registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

4.3 No Conflict; No Claims. Provided that all consents, approvals or other actions listed on Schedule 4.2 or Schedule 4.3 have been obtained or satisfied, the execution and delivery by such Debtor of this Agreement and the performance by such Debtor of this Agreement (including the consummation of the Transaction) does not and will not (i) violate in any material respect any provision of any law or any governmental rule or regulation applicable to such Debtor, or any order, judgment or decree of any court or other agency of government binding on such Debtor, (ii) violate in any material respect any provision of any organizational documents of such Debtor or (iii) violate in any material respect any material agreement or instrument to which such Debtor is a party or which binds such Debtor or its assets (including the Transferred Collateral); provided that any violation would not be reasonably expected to have a material adverse effect on the business or operations of the Debtors, taken as a whole.

4.4 Binding Obligation. This Agreement has been duly executed and delivered by such Debtor and (assuming due authorization, execution and delivery thereof by the other parties hereto and thereto) is the legally valid and binding obligation of such Debtor, enforceable against such Debtor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4.5 Title; Rights; Claims.

(a) A Debtor is the sole legal and beneficial owner of the Transferred Collateral and has good and valid title to the Transferred Collateral. To the Debtors’ Knowledge,3 no Person (as defined in the Credit Agreement) (other than the Agent and NewCo) has any claim or interest of any kind whatsoever in, or any Lien on (including any security interest in any of the Transferred Collateral that is subordinate to the Agent’s security interest therein as contemplated under Section 9-620(a)(2)(B) and other comparable provisions of the UCC), any of the Transferred Collateral or any proceeds thereof as contemplated under Section 9-621(a)(1) and other comparable provisions of the UCC.

(b) Since January 1, 2022, to the Debtors’ Knowledge, no Debtor or any of their Affiliates has received an authenticated notification of a claim of an interest in any of the Transferred Collateral as contemplated under Sections 9-620 and 9-621 and other comparable provisions of the UCC at any time on or prior to their acceptance, execution and delivery of this Agreement.

(c) As of ten (10) days before the date of this Agreement, (i) no secured party or lienholder (other than the Agent or any Lender) held a security interest in, or other Lien, on any of the Transferred Collateral, that was perfected by compliance with a statute, regulation, or treaty described in Section 9-311(a) as contemplated by Section 9-621(a)(3) and (ii) no secured party or lienholder (other than the Agent or any Lender) held a security interest in, or other Lien on, any of the Transferred Collateral that was perfected by the filing of a financing statement that (x) identified any of the Transferred Collateral, (y) was indexed under any Debtor’s name as of such date, and (z) was filed in the office or offices in which to file a financing statement against any Debtor covering any of the Transferred Collateral, in each case, as contemplated by Section 9-621(a)(2). Accordingly, no Debtor is aware of any secured party or other lienholder to whom notice of the Strict Foreclosure is or was required to be sent by the Agent pursuant to Section 9-621(a)(2) or (3) of the UCC.

4.6 Liens. The Transferred Collateral is subject to the provisions of the UCC and no Debtor is aware of any facts or circumstances that have resulted or may result in the Agent failing to hold, on behalf of itself and the Lenders, a valid and perfected first priority Lien and security interest on the Transferred Collateral.

4.7 Plans; Labor. For purposes of this Section 4.7, “Company Plan” means each Plan that is sponsored, maintained or contributed to, or required to be contributed to, by the Debtors for the benefit of current or former employees, officers, directors or other service providers for which there is any outstanding or remaining liability.

(a) Each Company Plan is set forth on Schedule 4.7(a). The Debtors have made available true and complete copies of, to the extent applicable, (i) each Company Plan, (ii) a written description of such Company Plan if such plans are not set forth in a written document, and (iii) the most recently prepared actuarial reports and Form 5500s.

(b) Each Company Plan has been established, maintained and funded in compliance with its terms and in compliance in all material respects with Applicable Laws, including ERISA and the Internal Revenue Code (the “Code”). All payments required to be made under, or with respect to, any Company Plan (including all contributions, distributions, reimbursements, premium payments or intercompany charges) with respect to all prior periods in all material respects have been timely made or, for any such payments that are not yet due, properly accrued and reflected in the most recent consolidated balance sheet prior to the date hereof, in each case in accordance with the provisions of each of the Company Plans, Applicable Law and GAAP. With respect to the Company Plans, (i) there are no actions, suits or proceedings pending or threatened that would reasonably be expected to be material to the Debtors taken as a whole, and (ii) to the Knowledge of the Debtors, there have been no “prohibited transactions” (as that term is defined in Section 406 of ERISA or Section 4975(c) of the Code) that would reasonably be expected to be material to the Debtors taken as a whole.

[3]	For purposes of this Agreement, the Debtors’ “Knowledge” means the actual knowledge of Nicole Conboy and Timothy Bossidy.

(c) Each Company Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be qualified under Section 401(a) of the Code, and, to the Knowledge of the Debtors, nothing has occurred that would affect the qualification or tax exemption of any such Company Plan.

(d) None of the Debtors nor any of their respective ERISA Affiliates currently maintains or contributes to, or has at any time in the six years prior to the date of this Agreement maintained or contributed to or been obligated to contribute to any (i) plan, program or arrangement covered by Title IV or ERISA or subject to Section 412 of the Code or Section 302 of ERISA, (ii) a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA, (iii) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), or (iv) a plan maintained in connection with any trust described in Section 501(c)(9) of the Code. No Debtor nor any ERISA Affiliate has withdrawn at any time in the six years prior to the date of this Agreement from any multiemployer plan as defined under Title IV of ERISA, or incurred any withdrawal liability which remains unsatisfied. “ERISA Affiliate” means with respect to any person, any trade or business, whether or not incorporated, that together with such person, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA or would be treated as members of the same “controlled group” within the meaning of Section 4001(a)(14) of ERISA.

(e) Except as set forth on Schedule 4.7(e), either the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereunder, either alone or in combination with another event, (i) entitle any current employee or service provider to severance pay or any other termination payment or benefit from the Debtors or Holdings, (ii) result in any payment becoming due, or materially increase the amount of any compensation or benefits due, to any current employee or service provider, (iii) accelerate the time of payment, funding or vesting, of compensation (including stock-based compensation) due to any current employee or service providers, or (iv) result in any payment or benefit (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) that could, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)-(1) of the Code). No person is entitled to receive any additional payment (including any Tax gross-up or other payment) from any Debtor or Holdings as a result of the imposition of the excise Taxes required by Section 4999 of the Code or any Taxes required by Section 409A of the Code.

(f) Schedule 4.7(f) sets forth an accurate and complete list of all current employees and other service providers of the Debtors as of the date of this Agreement, including (i) name, (ii) work location, (iii) employing or engaging entity, (iv) base salary or wage rate, (v) status as exempt vs. non-exempt and (vi) status as active vs. inactive.

(g) Except as set forth on Schedule 4.7(g), none of the Debtors are party to, and none of the employees of the Debtors are covered by, any collective bargaining contracts or other agreements with a union or other labor organization. There is no (and in the three years prior to the date of this Agreement there have not been any) pending or, to the Knowledge of the Debtors, threatened (i) labor strike, slowdown, work stoppage, lockout or other work interruption or material labor-related grievance involving the Debtors, (ii) representation or certification proceedings or material unfair labor practice complaints brought before or filed with the National Labor Relations Board or any other labor relations tribunal or authority, or (iii) labor organizing efforts or campaigns involving the Debtors.

(h) During the past three years, each of the Debtors have been in compliance in all material respects with all Applicable Laws regarding employment and employment practices, including terms and conditions of employment, wages and hours, occupational safety and health, nondiscrimination, sexual harassment, immigration, benefits, classification, collective bargaining, the payment of social security or similar Taxes, and/or income Tax withholding.

4.8 Notice of Default; Acceleration; Other Liens. The Debtors acknowledge that:

(a) the Existing Events of Default have occurred and are continuing, and have not been waived by the Agent, NewCo or the Consenting Lenders, and any forbearance in respect of any of the Existing Events of Default or any matters relating thereto (including any exercise of rights or remedies in connection therewith) provided by the Agent, NewCo or any Consenting Lender will terminate automatically at the applicable Effective Time;

(b) Notice of the occurrence and continuance of the Existing Events of Default has been properly and validly given to such Debtor by the Agent on behalf of the Lenders as required under the Loan Documents upon delivery of the Default and Acceleration Notice, and all other notices required to be delivered and any and all other actions required to be taken in connection with the acceleration of the Obligations have been given or taken, as applicable, and, accordingly, the Obligations have been properly, validly and unconditionally accelerated and declared to be forthwith due and payable in full in accordance with the Credit Agreement. Such Debtor shall not contest or challenge or otherwise object to the validity of the Default and Acceleration Notice or any such other notice described above, or the matters set forth therein (including the acceleration of the Obligations provided for thereunder). Without limiting the foregoing, such Debtor agrees that, in addition to any prior notices delivered by the Agent, this Agreement also constitutes any notice that may be given or required as a condition precedent to the Agent exercising any of its Enforcement Rights, and any and all grace or cure periods are hereby irrevocably and unconditionally waived and relinquished by such Debtor to the extent permitted by Applicable Law; and

(c) The outstanding Obligations are due and payable in accordance with the terms of the Loan Documents, and are owed by such Debtor free of any offset, defense or counterclaim, and such Debtor will not (and hereby irrevocably and unconditionally waives any right it may have to) assert any set off, defense or counterclaim to the outstanding Obligations or any portion thereof.

5. Representations, Warranties and Covenants of the Agent. Except as set forth in the disclosure schedule delivered at the time of entering into this Agreement, the Agent, the Consenting Lenders and NewCo each represent and warrant, and in the case of Section 5.7, covenants, to the Debtors, each as to itself, as follows:

5.1 Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement, and has taken all necessary corporate or similar action required for the due authorization, execution, delivery and performance by it of this Agreement (including the consummation of the Transaction).

5.2 Governmental Consents. Provided that all consents, approvals or other actions listed on Schedule 5.2 or Schedule 5.3 have been obtained or satisfied, the execution and delivery by it of this Agreement and the performance by it of this Agreement (including the consummation of the Transaction) does not and will not require any material registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

5.3 No Conflict. Provided that all consents, approvals or other actions listed on Schedule 5.2 or Schedule 5.3 have been obtained or satisfied, the execution and delivery by it of this Agreement, and the performance by it of this Agreement (including the consummation of the Transaction) does not and will not (i) violate in any material respect any provision of any law or any governmental rule or regulation applicable to it, or any order, judgment or decree of any court or other agency of government binding on it, or (ii) violate in any material respect any provision of any of its organizational documents.

5.4 Financial Ability.

(a) At the applicable Effective Time, NewCo will have, or will have access to, the resources and capabilities (financial and otherwise) to perform its obligations hereunder.

(b) As of the date hereof, each Consenting Lender is the legal owner or beneficial owner and holder of investment and voting authority over, the aggregate amount of the Obligations (as defined in the Credit Agreement) held by it as set forth in the records maintained by the Agent, and legally or beneficially owns, and has investment and voting authority over, no other obligations outstanding under the Credit Agreement.

(c) As of immediately prior to the applicable Effective Time, NewCo will be the legal owner or beneficial owner and holder of investment and voting authority over, all of the Obligations and other Existing Debt and such ownership shall be set forth as such in the records maintained by the Agent.

5.5 Investigation. Each of the Agent, NewCo and the Consenting Lenders acknowledge and agree that they (a) have completed such inquiries and investigations as they have deemed appropriate into, and, based thereon, have formed an independent judgment concerning, the Greenrose Entities, the Transferred Collateral, the Assumed Liabilities, and the Transaction, and any other rights or obligations to be transferred, directly or indirectly, pursuant to the Transaction Agreements and (b) have been furnished with, or given access to, all such projections, forecasts, estimates, appraisals, statements, promises, advice, data or information about the Greenrose Entities, the Transferred Collateral, and the Assumed Liabilities, and any other rights or obligations to be transferred, directly or indirectly, pursuant to the Transaction Agreements, as they have requested or otherwise require to execute and deliver this Agreement. Each of the Agent, NewCo and the Consenting Lenders further acknowledge and agree that the only representations and warranties made by the Greenrose Entities are the representations and warranties expressly set forth in Article IV and each of the Agent, NewCo and the Consenting Lenders have not relied upon, and will not rely upon, any other express or implied representations, warranties or other projections, forecasts, estimates, appraisals, statements, promises, advice, data or information made, communicated or furnished by or on behalf of the Greenrose Entities, any representatives of the Greenrose Entities or any other person, including any projections, forecasts, estimates, appraisals, statements, promises, advice, data or information made, communicated or furnished by or through the Greenrose Entities’ bankers, or management presentations, data rooms (electronic or otherwise) or other due diligence information, and that each of the Agent, NewCo and the Consenting Lenders will not have any right or remedy arising out of any such representation, warranty or other projections, forecasts, estimates, appraisals, statements, promises, advice, data or information. Each of NewCo, the Agent and the Consenting Lenders understand and agree that the Transferred Collateral and the Assumed Liabilities are being transferred on a “where-is” and, as to condition, “as-is” basis subject to the representations and warranties contained in Article IV without any other representations or warranties of any nature whatsoever.

5.6 Binding Obligation. This Agreement has been duly executed and delivered by it and is the legally valid and binding obligation of it enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

5.7 Delivery of Objections.  The Agent hereby covenants and agrees to promptly (and in any event within one (1) Business Day after receipt thereof) provide the Debtors with true, correct and complete copies of any and all objections it receives that would result in the condition precedent set forth in Section 3.4(i) not being satisfied.

5.8 Post-Transfer Ownership. Following the transfer of all of the Transferred Collateral from DXR Parent to DXR Holdco, DXR Holdco shall own, directly or indirectly through its subsidiaries, all of the Transferred Collateral as of the date of such transfer.

5.9 UCC Searches.

(a) Prior to the date hereof (but in no event earlier than ten days prior hereto), the Agent shall have conducted UCC searches in the jurisdictions in which financing statements and other filings in respect of security interests against the Debtors or their assets are required under applicable law to be made (including Delaware, Connecticut and Arizona) (the “UCC Searches”); and

(b) the Agent has delivered true, correct and complete copies of the results of the UCC Searches with the Debtors.

6. Miscellaneous.

6.1 Notice. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or by courier, if mailed by certified mail return receipt requested, postage prepaid, or if sent by written telecommunication or electronic delivery, confirmation of receipt received, as follows:

(a)	If to the Greenrose Entities:

Theraplant LLC

856 Echo Lake Road

Watertown, CT 06795

Attn:	William St. Lawrence
Email:	bill@greenrosecorp.com

True Harvest Holdings, Inc.

4301 W Buckeye Road

Phoenix, AZ 85043

Attn:	William St. Lawrence
Email:	bill@greenrosecorp.com

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn:	Mariel E. Cruz; David J. Cohen
Email:	Mariel.Cruz@weil.com; DavidJ.Cohen@weil.com

Feuerstein Kulick LLP

240 Lexington Ave, Ste. 2024

New York, NY 10170

Attn:	Samantha Gleit
Email:	Samantha@dfmklaw.com

(b)	If to the Agent or NewCo:

Milbank LLP

55 Hudson Yards

New York, New York 10001

Attn:	Abhilash M. Raval, Michael W. Price, and Brian Kinney
Fax: 212-530-5219
Email:	araval@milbank.com; mprice@milbank.com; bkinney@milbank.com

(c)	If to a Consenting Lender, to the address for such Consenting Lender provided on the signature pages hereof.

6.2 Entire Agreement. Subject to anything contained in the Loan Documents (as in effect on the date hereof), the Transaction Support Agreement and this Agreement (and the related schedules, exhibits, Holdings Joinder (if applicable) and agreements delivered in connection herewith and therewith) contain the entire understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements relating to the subject matter hereof (except the Loan Documents and the Transaction Support Agreement).

6.3 Conflicts. If any conflict, ambiguity or question of intent or interpretation arises between the terms of this Agreement and the terms of the Transaction Support Agreement, the terms and provisions of this Agreement shall control.

6.4 Amendments. No modification, amendment or supplement to, or waiver, forbearance or consent under or with respect to, this Agreement shall be effective without the prior written consent of the Debtors, the Agent, NewCo and, prior to the Transaction Effective Time, the Consenting Lenders.

6.5 Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without the application of any choice of law provisions that would require the application of the laws of another jurisdiction.

6.6 Sections, Section Headings and Defined Terms. All enumerated subdivisions of this Agreement are herein referred to as “sections” or “subsections.” The headings of the sections and subsections are for reference only and shall not limit or control the meaning thereof. Capitalized terms contained in the exhibit to this Agreement, which are not otherwise defined in such exhibit, shall have the meaning ascribed to them in this Agreement.

6.7 Successors. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective heirs, successors and assigns.

6.8 Further Assurances. Without limiting anything in Section 1, each party hereto shall mutually agree to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute and/or deliver (as applicable) such instruments, documents and agreements, and take such actions, as, in each case, may be reasonably necessary or appropriate in order to effectuate, evidence, reflect or record the Transaction, and/or assure that the transfers, purposes and objectives of this Agreement and the Transaction are validly and fully accomplished.

6.9 Assignment. This Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. No party may assign (whether by operation of law or otherwise) this Agreement or any rights, interests or obligations provided by this Agreement without the prior written consent of the other parties. Any attempted assignment in violation of this Section 6.9 shall be void ab initio.

6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile, email or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement.

6.11 Jurisdiction. The parties irrevocably and unconditionally submit to and accept the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the Borough of Manhattan or the courts of the State of New York located in the County of New York (each, a “Court”) for any action, suit or proceeding arising out of or based upon this Agreement or any matter relating to it and waive any objection that they may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over them.

6.12 Survival. None of the representations, warranties, or covenants of any party set forth in this Agreement shall survive, and each of the same shall terminate and be of no further force or effect as of, the applicable Effective Time; except for those covenants to be performed following the applicable Effective Time, which shall survive in accordance with their terms.

6.13 Avoidance. Notwithstanding any other provision of this Agreement, in the event that any of the transactions contemplated hereby (including the transfer of the Transferred Collateral, or any part thereof) is subsequently rescinded, invalidated, voided, declared to be a fraudulent or preferential transfer or set aside, and/or any property transferred hereby is required to be returned to a trustee, receiver or any other party, whether under any bankruptcy law, state or federal law, common law or equitable cause, or otherwise, then, the liabilities and obligations of the Debtors, the Credit Agreement, the Collateral Agreement and the other Loan Documents, to the extent they remain unsatisfied under the terms of the Credit Agreement, the Collateral Agreement and the other Loan Documents, shall be revived and reinstated, and shall continue in full force and effect until the Agent has received payment in full on such obligations, and the Debtors hereby agree to perform any and all acts and execute and deliver any and all further instruments that are necessary or required to ensure that the Agent, for the benefit of the Lenders, has a first priority security interest in the Collateral to secure such obligations. The provisions of this Section 6.13 shall survive the Closings.

6.14 Interpretation. For purposes of this Agreement:

(a) in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender;

(b) capitalized terms defined only in the plural or singular form shall nonetheless have their defined meanings when used in the opposite form;

(c) unless otherwise specified, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions;

(d) unless otherwise specified, any reference herein to an existing document, schedule, or exhibit shall mean such document, schedule, or exhibit, as it may have been or may be amended, restated, supplemented, or otherwise modified from time to time; provided, that any capitalized terms herein which are defined with reference to another agreement, are defined with reference to such other agreement as of the date of this Agreement, without giving effect to any termination of such other agreement or amendments to such capitalized terms in any such other agreement following the date hereof;

(e) unless otherwise specified, all references herein to “Sections” are references to Sections of this Agreement;

(f) the words “herein,” “hereof,” and “hereto” refer to this Agreement in its entirety rather than to any particular portion of this Agreement;

(g) captions and headings to Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Agreement;

(h) references to “shareholders,” “directors,” and/or “officers” shall also include “members” and/or “managers,” as applicable, as such terms are defined under the applicable limited liability company laws;

(i) the use of “include” or “including” is without limitation, whether or not they are in fact followed by those words or words of like import;

(j) the use of “writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing words (including electronic media) in a visible form;

(k) disclosures in any section of the disclosure schedules delivered at the time of entering into this Agreement shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section of this Agreement to which it corresponds in number and each other section of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section is reasonably apparent on the face of such disclosure; and

(l) in case of conflict between the terms of this Agreement, the Transaction Support Agreement, Credit Agreement or any Loan Document, the Transaction Support Agreement, Credit Agreement or any other Loan Document shall prevail.

6.15 Time of Essence. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

6.16 Termination.

(a) Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated as to all parties prior to the Transaction Effective Time:

(i) by the mutual written consent of the parties hereto;

(ii) by the Debtors, if the Agent or NewCo shall have breached any representation or warranty or failed to comply with any covenant or agreement applicable to the Agent, NewCo or any Consenting Lenders that would cause any condition precedent to any of the Closings set forth in Sections 3.2 or 3.4 not to be satisfied, and (i) such breach is not waived in writing by the Debtors or (ii) if such breach has not been waived in writing by the Debtors but is curable and is not cured by the Agent and NewCo prior to the earlier to occur of (A) ten days after receipt by the Agent or NewCo of the Debtors’ notice of its intent to terminate this Agreement and (B) the Foreclosure Outside Date (as defined in the Transaction Support Agreement);

(iii) by the Agent and NewCo, if any of the Debtors shall have breached any representation or warranty or failed to comply with any covenant applicable to the Debtors that would cause any condition precedent to any of the Closings set forth in Sections 3.2 or 3.3 not to be satisfied, and (i) such breach is not waived by the Agent or NewCo or (ii) if such breach has not been waived by the Agent or NewCo but is curable and is not cured by the Debtors prior to the earlier to occur of (A) ten days after receipt by the Debtors of the Agent’s and NewCo’s notice of its intent to terminate this Agreement and (B) the Foreclosure Outside Date;

(iv) by either (i) the Debtors, on the one hand, or (ii) the Agent and NewCo, on the other hand, if any of the Strict Foreclosures shall not have occurred by the Foreclosure Outside Date; provided, that if (x) Holdings has not executed a Holding Joinder or (y) only the Holdings Closing has not yet occurred, in each case, by the Foreclosure Outside Date (and no Holdings Board Change has occurred), each of Agent, NewCo and the Debtors right to terminate this Agreement pursuant to this Section 6.16(a)(iv) shall be suspended until the Holdings Outside Date; and

(v) upon the termination of the Transaction Support Agreement (other than in the event of a termination thereunder pursuant to Section 15(a)(i) or Section 15(a)(ii) and (x) Holdings has not executed a Holding Joinder or (y) only the Holdings Closing has not yet occurred, in each case, by such termination date (and no Holdings Board Change has occurred)).

(b) If either (i) the Debtors, on the one hand, or (ii) the Agent and NewCo, on the other hand, desires to terminate this Agreement pursuant to this Section 6.16, such party shall give written notice of such termination to the other parties hereto; provided, that any termination pursuant to Section 6.16(a)(v) shall occur automatically and the foregoing notice shall not be required.

(c) Upon a termination of this Agreement as to all parties in accordance with this Section 6.16, the provisions of this Agreement shall have no further force or effect and no party hereto shall have any continuing Liability to any other party hereunder, except for the provisions in Sections 6.1–6.7, 6.10–6.12, 6.17–6.20, 6.21, and this Section 6.16(c) each of which shall survive termination of this Agreement; provided, that nothing in this Section 6.16 shall be deemed to (A) release any party hereto from any Liability for any (x) knowing and intentional breach of this Agreement prior to the date of termination or (y) willfully and knowingly committed fraud against the non-breaching party with the specific intent to deceive and mislead, as determined by a Court or (B) impair the right of any party hereto to compel specific performance by any other party hereto of its obligations under this Agreement.

6.17 Severability. Any term or provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable. Upon a determination that any provision, or the application of any such provision, is invalid, illegal, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

6.18 Specific Performance. It is understood and agreed by each party hereto that money damages would be an insufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

6.19 Non-Recourse. Other than with respect to claims or causes of action sounding in tort of any Contracting Party against any shareholder of Holdings, if any, (a) no director, officer, manager, shareholder, employee, agent, consultant, attorney, accountants, or financial advisor of any Contracting Party (but excluding any individuals or entities listed on Schedule 6.19 and any other individual or entity that directs or supports (including by supporting litigation seeking) a Holdings Board Change (as defined in the Holdings Joinder)) (collectively, “Nonparty Affiliates”), shall have any Liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or other Liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or their negotiation, execution, performance, or breach and (b) to the maximum extent permitted by law, each Contracting Party hereby waives and releases all such claims, causes of action, obligations and other Liabilities against any such Nonparty Affiliates. It is expressly agreed that the Nonparty Affiliates to whom this Section 6.19 applies shall be third-party beneficiaries of this Section 6.19. For purposes of this Agreement, a “Contracting Party” means any party to this Agreement or, if applicable such party’s successor or permitted assigns.

6.20 Limitation on Liability. Notwithstanding anything in this Agreement or in any other Transaction Agreement to the contrary, in no event shall any Contracting Party have any Liability under this Agreement for any consequential, special, incidental, indirect or punitive damages, lost profits or similar items (including loss of revenue, income or profits, diminution of value or loss of business reputation or opportunity relating to a breach or alleged breach of this Agreement); provided, that such limitation shall not (a) limit any Contracting Party’s right to recover contract damages in connection with or resulting from such party’s failure to close the Transaction in breach or violation of this Agreement and (b) constitute a waiver or estoppel of any Contracting Party’s right to pursue and/or recover any consequential, special, incidental, indirect or punitive damages, lost profits or similar items (including loss of revenue, income or profits, diminution of value or loss of business reputation or opportunity) against any person that is not a Contracting Party or a Nonparty Affiliate.

6.21 Waiver. At any time prior to the Effective Time, either the Debtors or the Agent may, by written instrument duly executed by the waiving parties, (a) extend the time for the performance of any obligation or other acts of the other parties, (b) waive any breaches or inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance with any covenant, agreement or condition contained in this Agreement, but such waiver of compliance with any such covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

6.22 Schedules and Exhibits; Incorporation by Reference. The schedules and exhibits attached to this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein. Any capitalized terms used in any exhibit or schedule but not otherwise defined therein shall be defined as set forth in this Agreement. Section 8 of the Transaction Support Agreement and all of the obligations of the parties hereto thereunder are hereby incorporated by reference into this Agreement mutadis mutandis.

6.23 Joinder. Notwithstanding anything to the contrary, and in addition to the obligations of any Consenting Lender set forth in the Transaction Support Agreement, if any Consenting Lender Transfers (as defined in the Transaction Support Agreement) any or all of its Obligations or other Existing Debt to another person, such Consenting Lender shall, as a condition to the effectiveness of such Transfer, require the transferee thereof to agree in writing to be bound by the terms of this Agreement by executing a joinder to this Agreement, in form and substance acceptable to the Greenrose Entities.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and the year first above written.

THERAPLANT, LLC

By:	/s/ Timothy Bossidy
Name:	Timothy Bossidy
Title:	Officer

TRUE HARVEST HOLDINGS, INC.

By:	/s/ Timothy Bossidy
Name:	Timothy Bossidy
Title:	Chief Executive Officer

DXR FINANCE, LLC, as Agent

By:	/s/ Ronald S. Beacher
Name:	Ronald S. Beacher
Title:	Authorized Representative

DXR-GL HOLDINGS I, LLC, as a Consenting Lender

By:	/s/ Ronald S. Beacher
Name:	Ronald S. Beacher
Title:	Authorized Representative

DXR-GL HOLDINGS II, LLC, as a Consenting Lender

By:	/s/ Ronald S. Beacher
Name:	Ronald S. Beacher
Title:	Authorized Representative

DXR-GL HOLDINGS III, LLC, as a Consenting Lender

By:	/s/ Ronald S. Beacher
Name:	Ronald S. Beacher
Title:	Authorized Representative

DXR FINANCE PARENT, LLC, as DXR Parent

By:	/s/ Ronald S. Beacher
Name:	Ronald S. Beacher
Title:	Authorized Representative

DXR FINANCE HOLDCO, LLC, as DXR Holdco

By:	/s/ Ronald S. Beacher
Name:	Ronald S. Beacher
Title:	Authorized Representative

EXHIBIT A

FORM OF HOLDINGS JOINDER

EXHIBIT A

AGREED FORM

JOINDER AGREEMENT

The undersigned, The Greenrose Holding Company Inc., a Delaware corporation (“Holdings”), is executing and delivering this Joinder Agreement (the “Joinder Agreement”), dated as of [●], 2023, pursuant to Section 1.3 of that certain Strict Foreclosure Agreement (the “Strict Foreclosure Agreement”), dated as of [●], 2023, entered into by and among Theraplant, LLC (“Theraplant”), True Harvest Holdings, Inc. (“TH”), DXR Finance, LLC, in its capacity as Agent under and as defined in the Credit Agreement and the Note, DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), and DXR-GL Holdings III, LLC (“DXR-III,” and together with DXR-I and DXR-II, the “Consenting Lenders”), DXR Finance Parent, LLC, a Delaware limited liability company (“DXR Parent”) and DXR Finance HoldCo, LLC, a Delaware limited liability company (“DXR Holdco”).1 Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to them in the Strict Foreclosure Agreement.

1.	Agreement to be Bound; Effectiveness. By executing and delivering this Joinder Agreement, Holdings hereby acknowledges and agrees that, effective as of the date hereof, it shall (i) become a party to the Strict Foreclosure Agreement on the terms and conditions set forth in the Strict Foreclosure Agreement and this Joinder Agreement, and (ii) be bound by, and subject to, the provisions of the Strict Foreclosure Agreement having all of the rights and obligations of a “Greenrose Entity” and as a “Debtor,” except where expressly provided otherwise herein or therein.

2.	Representations and Warranties. As of the date hereof, Holdings hereby makes the representations and warranties, severally but not jointly (or jointly and severally), contained in Article 4 of the Strict Foreclosure Agreement, solely with respect to itself, to Agent and NewCo.

3.	Disclosure Schedules. Any disclosure schedules delivered or deemed to be delivered by Holdings in connection with this Joinder Agreement are to be read in conjunction with the disclosure schedules delivered by Theraplant and TH in connection with the Strict Foreclosure Agreement, provided that, the disclosure schedules delivered or deemed to be delivered by Holdings in connection with the execution of this Joinder Agreement are made as of the date of this Joinder Agreement and not as of the date of the Strict Foreclosure Agreement.

4.	Transferred Collateral. Notwithstanding anything to the contrary in the Strict Foreclosure Agreement, the following assets of Holdings shall constitute Excluded Collateral for all purposes under the Strict Foreclosure Agreement and such Excluded Collateral (including (A) and (B)) shall in no event be included in the Transferred Collateral and, immediately following the Holdings Closing, shall remain property of the Debtors: (A) 100% of the shares of common stock of TH held by Holdings; (B) 100% of the limited liability company interests of Theraplant owned by Holdings.

[1]	For purposes herein, “NewCo” shall mean DXR Parent; provided that from and after the time that the Transferred Collateral (as defined in the Strict Foreclosure Agreement) is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” shall mean DXR Holdco and shall no longer mean DXR Parent.

5.	Holdings Board Change. In the event of a Holdings Board Change (as defined below) following the date of this Joinder Agreement:

a.	the Strict Foreclosure Agreement shall terminate as to Holdings and the remaining parties to the Strict Foreclosure Agreement shall consummate the Strict Foreclosure solely with respect to the Transferred Collateral owned by TH and Theraplant so long as TH and Theraplant have each satisfied (or NewCo and the Agent have waived, in their sole discretion) the conditions precedent set forth in Section 3 of the Strict Foreclosure Agreement with respect to TH and Theraplant.

b.	(i) all of Holdings’ obligations under the Strict Foreclosure Agreement and this Joinder Agreement shall terminate, (ii) no party to the Strict Foreclosure Agreement shall have any continuing liability or obligation to Holdings hereunder or thereunder, except for (x) the provisions in Sections 6.1–6.5, 6.7, 6.10–6.12, and 6.18–6.20, (y) the obligations of NewCo and each Applicable Transferee to deliver the Tax Funding Agreement pursuant to Section 3.5(b)(3) of the Strict Foreclosure Agreement, and (z) the obligations of NewCo or an Applicable Transferee with respect to the employees or contractors of Holdings pursuant to Section 2.3 of the Strict Foreclosure Agreement and the Holdings’ Greenrose Releasees (as defined in the Mutual Release Agreement), each of which shall survive termination of the Strict Foreclosure Agreement as to Holdings, and (iii) all obligations of the remaining parties to the Strict Foreclosure Agreement shall remain in full force and effect.

c.	any right to access granted to Holdings or its representatives under the Strict Foreclosure Agreement shall cease and NewCo shall be under no obligation to provide any such access to Holdings with respect to NewCo, the Transferred Collateral or the Assumed Liabilities.

d.	any reference to a right of the “Greenrose Entities” or the “Debtors” to consent, approve, determine an action by any party or form of document to be reasonably acceptable, or any such similar right, shall automatically and without any further action by any party hereto be amended and restated to refer to a right of TH and Theraplant to consent, approve, determine any action by any party or form of document to be reasonably acceptable, or exercise any such similar right.

For purposes hereof:

i.	“Holdings Board Change” means the occurrence of a valid and effective Change of Control of the board of directors of Holdings (the “Holdings Board”) without the consent of the Agent or that otherwise results in a breach of the Forbearance Agreement;

ii.	“Change of Control” means the Incumbent Directors or any subset thereof cease to constitute or are determined by a court of competent jurisdiction not to constitute at least a majority of the Holdings Board; and

iii.	“Incumbent Directors” are: John Falcon, Steven Cummings, John Torrance, III, Benjamin Rose, Jarom Fawson, Thomas Lynch, and Brendan Sheehan.

6.	Miscellaneous. Article 6 of the Strict Foreclosure Agreement is incorporated into this Joinder Agreement by reference as if fully set forth herein and shall apply to this Joinder Agreement, mutatis mutandis.

7.	Notices. All notifications required to be given to a Greenrose Entity pursuant to the Strict Foreclosure Agreement shall also be directed to the following address:

The Greenrose Holding Company Inc.

111 Broadway

Amityville, NY 11701

Attention: William St. Lawrence

Email: bill@greenrosecorp.com

8.	Counterparts. This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Joinder Agreement by facsimile, email or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Joinder Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF the undersigned has hereunto caused this Joinder Agreement to be duly executed as of the date hereof.

The Greenrose Holding Company Inc.

By:
Name:	Timothy Bossidy
Title:	Interim Chief Executive Officer

[Signature Page to Joinder Agreement]

EXHIBIT B

FORM OF GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE

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EXHIBIT B
AGREED FORM

GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE1 (this “Agreement”), dated as of [●], by and among The Greenrose Holding Company Inc., a Delaware corporation (“Holdings,” the “Debtor” or the “Transferor”), and DXR Finance Parent, LLC, a Delaware limited liability company (“Transferee”) (each of the Transferor and Transferee, a “Party” and, together, the “Parties”).

Reference is made to that certain Strict Foreclosure Agreement, dated as of [●], 2023 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Strict Foreclosure Agreement”), by and among the Debtor, Theraplant, LLC, True Harvest Holdings, Inc., DXR Finance LLC, in its capacity as the Agent under and as defined in the Credit Agreement and the Note referred to below, (the “Agent”), DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), and DXR-GL Holdings III, LLC (“DXR-III,” and together with DXR-I and DXR-II, the “Consenting Lenders”) and DXR Finance Parent, LLC (“DXR Parent”), and DXR Finance HoldCo, LLC (“DXR Holdco”).2 Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Strict Foreclosure Agreement.

This General Assignment and Assumption Agreement and Bill of Sale is being delivered pursuant to the Strict Foreclosure Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Effective as of the applicable Effective Time, the Debtors hereby assign, transfer and convey to DXR Finance Parent, LLC (the “Transferee”) all of the Debtor’s right, title and interest in and to the Transferred Collateral set forth on Schedule A attached hereto.

2. Effective as of the applicable Effective Time, the Transferee hereby assumes and agrees to pay, discharge and perform in accordance with their terms, all of the Holdings Liabilities.

3. Pursuant to, and in accordance with, the Loan Documents, and Article 9 of the Uniform Commercial Code of the State of New York (together with the equivalent provisions of each other relevant jurisdiction, collectively, the “UCC”), the Debtor has pledged, and granted a Lien in favor of the Agent (for the benefit of NewCo) and the Transferred Collateral is hereby sold, assigned, transferred and conveyed to the Transferee by virtue of the provisions of Section 9-620 of the UCC. Upon the occurrence of the Strict Foreclosure, in accordance with the Strict Foreclosure Agreement and the occurrence of the applicable Effective Time, all Holdings Obligations (except any Surviving Obligations) owing to the Agent and NewCo shall be satisfied in full pursuant to the UCC and other Applicable Law.

[1]	Note to Draft: This form of bill of sale will be utilized should Holdings execute a joinder to the Agreement.
[2]

For purposes herein, “NewCo” shall mean DXR Parent; provided that from and after the time that the Transferred Collateral (as defined below) is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” shall mean DXR Holdco and shall no longer mean DXR Parent.

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4. The transfer of the Transferred Collateral effectuated under this General Assignment and Assumption Agreement and Bill of Sale is made in accordance with, and pursuant to, (i) the UCC and other Applicable Law, and (ii) the Strict Foreclosure Agreement, the Credit Agreement and the other applicable Loan Documents (including the Collateral Agreement).

5. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6. Conflict. The respective rights of Transferor and Transferee with respect to the Transferred Collateral sold, conveyed, assigned, transferred and delivered hereby and the Assumed Liabilities assumed hereby shall be governed exclusively by the Strict Foreclosure Agreement and nothing in this Agreement shall alter any liability or obligation arising under the Strict Foreclosure Agreement, which shall (without limiting the generality of the foregoing) govern, and shall contain the sole and exclusive representations, warranties and obligations of the parties hereto with respect to such Transferred Collateral and such Assumed Liabilities. If there is any conflict or inconsistency between the provisions of the Strict Foreclosure Agreement and this Agreement, the provisions of the Strict Foreclosure Agreement shall govern.

7. Sole Remedy. The sole and exclusive remedy of the Transferee and Transferor with respect to any breach of this Agreement shall be as set forth in the Strict Foreclosure Agreement.

8. Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without the application of any choice of law provisions that would require the application of the laws of another jurisdiction.

9. Miscellaneous. The provisions set forth in Sections 6.1–6.4, 6.8, 6.11, 6.12, and 6.18 of the Strict Foreclosure Agreement are hereby incorporated by reference into this Agreement mutadis mutandis.

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IN WITNESS WHEREOF, the undersigned have caused this General Assignment and Assumption Agreement and Bill of Sale to be duly executed as of the ____ day of _____, 20__.

TRANSFEROR
THE GREENROSE HOLDING COMPANY INC.

By:
Name:
Title:

TRANSFEREE
DXR FINANCE PARENT, LLC

By:
Name:
Title:

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FORM OF GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE

GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE (this “Agreement”), dated as of [●], by and among Theraplant, LLC (“Theraplant,” the “Debtor” or the “Transferor”), and DXR Finance Parent, LLC, a Delaware limited liability company (“Transferee”) (each of the Transferor and Transferee, a “Party” and, together, the “Parties”).

Reference is made to that certain Strict Foreclosure Agreement, dated as of [●], 2023 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Strict Foreclosure Agreement”), by and among the Debtor, Theraplant, LLC, True Harvest Holdings, Inc., DXR Finance LLC, in its capacity as the Agent under and as defined in the Credit Agreement and the Note referred to below, (the “Agent”), DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), and DXR-GL Holdings III, LLC (“DXR-III,” and together with DXR-I and DXR-II, the “Consenting Lenders”) and DXR Finance Parent, LLC (“DXR Parent”), and DXR Finance HoldCo, LLC (“DXR Holdco”).1 Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Strict Foreclosure Agreement.

This General Assignment and Assumption Agreement and Bill of Sale is being delivered pursuant to the Strict Foreclosure Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Effective as of the applicable Effective Time, the Debtors hereby assign, transfer and convey to DXR Finance Parent, LLC (the “Transferee”) all of the Debtor’s right, title and interest in and to the Transferred Collateral set forth on Schedule A attached hereto.

2. Effective as of the applicable Effective Time, the Transferee hereby assumes and agrees to pay, discharge and perform in accordance with their terms, all of the Theraplant Liabilities [and Ancillary Assumed Liabilities]2.

3. Pursuant to, and in accordance with, the Loan Documents, and Article 9 of the Uniform Commercial Code of the State of New York (together with the equivalent provisions of each other relevant jurisdiction, collectively, the “UCC”), the Debtor has pledged, and granted a Lien in favor of the Agent (for the benefit of NewCo) and the Transferred Collateral is hereby sold, assigned, transferred and conveyed to the Transferee by virtue of the provisions of Section 9-620 of the UCC. Upon the occurrence of the Strict Foreclosure, in accordance with the Strict Foreclosure Agreement and the occurrence of the applicable Effective Time, all Theraplant Obligations (except any Surviving Obligations) owing to the Agent and NewCo shall be satisfied in full pursuant to the UCC and other Applicable Law.

[1]	For purposes herein, “NewCo” shall mean DXR Parent; provided that from and after the time that the Transferred Collateral (as defined below) is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” shall mean DXR Holdco and shall no longer mean DXR Parent.
[2]	Ancillary Liabilities to be included herein, if the Theraplant Effective Time will also be the First Subsidiary Effective Time.

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4. The transfer of the Transferred Collateral effectuated under this General Assignment and Assumption Agreement and Bill of Sale is made in accordance with, and pursuant to, (i) the UCC and other Applicable Law, and (ii) the Strict Foreclosure Agreement, the Credit Agreement and the other applicable Loan Documents (including the Collateral Agreement).

5. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6. Conflict. The respective rights of Transferor and Transferee with respect to the Transferred Collateral sold, conveyed, assigned, transferred and delivered hereby and the Assumed Liabilities assumed hereby shall be governed exclusively by the Strict Foreclosure Agreement and nothing in this Agreement shall alter any liability or obligation arising under the Strict Foreclosure Agreement, which shall (without limiting the generality of the foregoing) govern, and shall contain the sole and exclusive representations, warranties and obligations of the parties hereto with respect to such Transferred Collateral and such Assumed Liabilities. If there is any conflict or inconsistency between the provisions of the Strict Foreclosure Agreement and this Agreement, the provisions of the Strict Foreclosure Agreement shall govern.

7. Sole Remedy. The sole and exclusive remedy of the Transferee and Transferor with respect to any breach of this Agreement shall be as set forth in the Strict Foreclosure Agreement.

8. Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without the application of any choice of law provisions that would require the application of the laws of another jurisdiction.

9. Miscellaneous. The provisions set forth in Sections 6.1–6.4, 6.8, 6.11, 6.12, and 6.18 of the Strict Foreclosure Agreement are hereby incorporated by reference into this Agreement mutadis mutandis.

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IN WITNESS WHEREOF, the undersigned have caused this General Assignment and Assumption Agreement and Bill of Sale to be duly executed as of the ____ day of _____, 20__.

TRANSFEROR
THERAPLANT, LLC

By:
Name:
Title:

TRANSFEREE
DXR FINANCE PARENT, LLC

By:
Name:
Title:

b-7

FORM OF GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE

GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE (this “Agreement”), dated as of [●], by and among True Harvest Holdings, Inc. (“TH,” the “Debtor” or the “Transferor”), and DXR Finance Parent, LLC, a Delaware limited liability company (“Transferee”) (each of the Transferor and Transferee, a “Party” and, together, the “Parties”).

Reference is made to that certain Strict Foreclosure Agreement, dated as of [●], 2023 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Strict Foreclosure Agreement”), by and among the Debtor, Theraplant, LLC, True Harvest Holdings, Inc., DXR Finance LLC, in its capacity as the Agent under and as defined in the Credit Agreement and the Note referred to below, (the “Agent”), DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), and DXR-GL Holdings III, LLC (“DXR-III,” and together with DXR-I and DXR-II, the “Consenting Lenders”) and DXR Finance Parent, LLC (“DXR Parent”), and DXR Finance HoldCo, LLC (“DXR Holdco”).1 Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Strict Foreclosure Agreement.

This General Assignment and Assumption Agreement and Bill of Sale is being delivered pursuant to the Strict Foreclosure Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Effective as of the applicable Effective Time, the Debtors hereby assign, transfer and convey to DXR Finance Parent, LLC (the “Transferee”) all of the Debtor’s right, title and interest in and to the Transferred Collateral set forth on Schedule A attached hereto.

2. Effective as of the applicable Effective Time, the Transferee hereby assumes and agrees to pay, discharge and perform in accordance with their terms, all of the TH Liabilities [and the Ancillary Assumed Liabilities]2.

3. Pursuant to, and in accordance with, the Loan Documents, and Article 9 of the Uniform Commercial Code of the State of New York (together with the equivalent provisions of each other relevant jurisdiction, collectively, the “UCC”), the Debtor has pledged, and granted a Lien in favor of the Agent (for the benefit of NewCo) and the Transferred Collateral is hereby sold, assigned, transferred and conveyed to the Transferee by virtue of the provisions of Section 9-620 of the UCC. Upon the occurrence of the Strict Foreclosure, in accordance with the Strict Foreclosure Agreement and the occurrence of the applicable Effective Time, all TH Obligations (except any Surviving Obligations) owing to the Agent and NewCo shall be satisfied in full pursuant to the UCC and other Applicable Law.

[1]	For purposes herein, “NewCo” shall mean DXR Parent; provided that from and after the time that the Transferred Collateral (as defined below) is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” shall mean DXR Holdco and shall no longer mean DXR Parent.
[2]	Ancillary Liabilities to be included herein, if the Theraplant Effective Time will also be the First Subsidiary Effective Time.

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4. The transfer of the Transferred Collateral effectuated under this General Assignment and Assumption Agreement and Bill of Sale is made in accordance with, and pursuant to, (i) the UCC and other Applicable Law, and (ii) the Strict Foreclosure Agreement, the Credit Agreement and the other applicable Loan Documents (including the Collateral Agreement).

5. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6. Conflict. The respective rights of Transferor and Transferee with respect to the Transferred Collateral sold, conveyed, assigned, transferred and delivered hereby and the Assumed Liabilities assumed hereby shall be governed exclusively by the Strict Foreclosure Agreement and nothing in this Agreement shall alter any liability or obligation arising under the Strict Foreclosure Agreement, which shall (without limiting the generality of the foregoing) govern, and shall contain the sole and exclusive representations, warranties and obligations of the parties hereto with respect to such Transferred Collateral and such Assumed Liabilities. If there is any conflict or inconsistency between the provisions of the Strict Foreclosure Agreement and this Agreement, the provisions of the Strict Foreclosure Agreement shall govern.

7. Sole Remedy. The sole and exclusive remedy of the Transferee and Transferor with respect to any breach of this Agreement shall be as set forth in the Strict Foreclosure Agreement.

8. Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without the application of any choice of law provisions that would require the application of the laws of another jurisdiction.

9. Miscellaneous. The provisions set forth in Sections 6.1–6.4, 6.8, 6.11, 6.12, and 6.18 of the Strict Foreclosure Agreement are hereby incorporated by reference into this Agreement mutadis mutandis.

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IN WITNESS WHEREOF, the undersigned have caused this General Assignment and Assumption Agreement and Bill of Sale to be duly executed as of the ____ day of _____, 20__.

TRANSFEROR
TRUE HARVEST HOLDINGS, INC.

By:
Name:
Title:

TRANSFEREE
DXR FINANCE PARENT, LLC

By:
Name:
Title:

B-10

EXHIBIT C

FORM OF MUTUAL RELEASE AGREEMENT

EXHIBIT C

AGREED FORM

MUTUAL RELEASE AGREEMENT

This Mutual Release Agreement (the “Agreement”) is entered into as of [●] (the “Agreement Date”)1 by and among [The Greenrose Holding Company Inc. (“Holdings”), Theraplant, LLC (“Theraplant”), True Harvest Holdings, Inc. (“TH,” and together with Theraplant and Holdings, the “Greenrose Entities”)]2, DXR Finance, LLC, as Agent, (the “Agent”), DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), DXR-GL Holdings III, LLC (“DXR-III,” and together with the Agent, DXR-I and DXR-II, the “Lenders,” and each a “Lender”), DXR Finance Parent, LLC (“DXR Parent”), DXR Finance HoldCo, LLC (“DXR HoldCo”), DXR Finance 2, LLC (“DXR Finance 2”), DXR Finance 3, LLC (“DXR Finance 3”), and DXR Finance 4, LLC (“DXR Finance 4,” and collectively with DXR Parent, DXR HoldCo, DXR Finance 2 and DXR Finance 3, “NewCo”), and each Shareholder (as defined herein) that is a signatory hereto. [Holdings,] [Theraplant,] [TH,] Agent, DXR-I, DXR-II, DXR-III, NewCo, the Shareholders signatory hereto and, to the extent any other Greenrose Entity executes a Mutual Release Joinder (as defined below), such Greenrose Entities, are collectively referred to as the “Parties,” and each a “Party.” The Agreement shall become effective (the “Effective Date”) upon First Subsidiary Effective Time (as defined in the Foreclosure Agreement (defined below)).3

[1]	To be entered into at the first Closing (as defined in the Foreclosure Agreement) to occur under the Foreclosure Agreement.

[2]	Holdings, Theraplant, and TH shall each be party to this Agreement if the Holdings Closing, Theraplant Closing, or TH Closing, as applicable (in each case as defined in the Foreclosure Agreement) will occur at the First Subsidiary Effective Time.

Depending on occurrence and order of each applicable Closing (as defined in the Foreclosure Agreement), the Effective Date of this Agreement shall occur and the releases provided herein shall be granted and become effective in accordance with the below:

(i) If the TH Closing, Theraplant Closing, and Holdings Closing (each as defined in the Foreclosure Agreement) occur concurrently, then at such Closings, the Agent, Lenders and NewCo, on the one hand, and TH, Theraplant, and Holdings, on the other hand, shall deliver to each other executed signature page counterparts to this Agreement, pursuant to which the Agent, Lenders, NewCo, TH, Theraplant, and Holdings and all of their respective related parties shall grant and receive releases as set forth herein, effective as of the First Subsidiary Effective Time (as defined in the Foreclosure Agreement).

(ii) If the TH Closing and Theraplant Closing occur concurrently but prior to the Holdings Closing, then, at such Closings, the Agent, Lenders and NewCo, on the one hand, and TH and Theraplant, on the other hand, shall deliver executed signature page counterparts to this Agreement, pursuant to which the Agent, Lenders, NewCo, TH, Theraplant their respective related parties (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), and Holdings’ related parties (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), shall grant and receive releases as set forth herein, effective as of the First Subsidiary Effective Time (in each case, as defined in the Foreclosure Agreement).

(iii) If the TH Closing occurs prior to the Theraplant Closing and the Holdings Closing, then the Agent, Lenders and NewCo, on the one hand, and TH, on the other hand, shall deliver executed signature page counterparts to this Agreement, pursuant to which the Agent, Lenders, NewCo, TH and their respective related parties (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), and Theraplant and Holdings’ respective related parties (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), shall grant and receive releases as set forth herein, effective as of the First Subsidiary Effective Time. However, if the Holdings Closing occurs concurrently with the TH Closing (but prior to the Theraplant Closing), in addition to the foregoing, Holdings shall also grant and receive releases as set forth herein as of the First Subsidiary Effective Time.

(iv) If the Theraplant Closing occurs prior to a TH Closing and the Holdings Closing, then the Agent, Consenting Lenders and NewCo, on the one hand, and Theraplant, on the other hand, shall deliver executed signature page counterparts to this Agreement, pursuant to which the Agent, Lenders, NewCo and Theraplant, and their respective related parties (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), and TH’s and Holdings’ respective related parties (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), shall grant and receive releases as set forth herein, effective as of the First Subsidiary Effective Time. However, if the Holdings Closing occurs concurrently with the Theraplant Closing (but prior to the TH Closing), in addition to the foregoing, Holdings shall also grant and receive releases as set forth herein as of the First Subsidiary Effective Time.

RECITALS

WHEREAS, the Greenrose Entities are party to that certain Credit Agreement, dated as of November 26, 2021, with the Lenders and the Agent (as amended from time to time, the “Credit Agreement”);

WHEREAS, Holdings issued that certain Secured Promissory Note, dated October 12, 2022 (the “Note” and together with the Credit Agreement, the “Existing Debt”) in an original principal amount of $15,300,000.00 to the Agent for the benefit of the Existing Lenders;

WHEREAS, the Agent has noticed Events of Default under the Credit Agreement as more fully set forth in that certain (i) Notice of Default dated October 2, 2022, (ii) Notice of Additional Default dated October 10, 2022 and (iii) Notice of Additional Default dated October 14, 2022 (and which Events of Default may also constitute Events of Default under the Note);

WHEREAS, the Lenders, the Agent and the Greenrose Entities entered into that certain Forbearance Agreement dated as of October 12, 2022 (as amended from time to time, the “Initial Forbearance Agreement”);

WHEREAS, the Lenders, the Agent and the Greenrose Entities entered into that certain Forbearance Agreement dated as of November 10, 2022 (as amended and reinstated pursuant to that certain Reinstatement and Amendment No. 1 to Forbearance Agreement dated as of February 6, 2023, the “Forbearance Agreement,” and together with the Initial Forbearance Agreement, the “Forbearance Agreements”);

WHEREAS, the Lenders, the Agent and the Greenrose Entities entered into that certain Amendment No. 2 to the Credit Agreement, dated as of November 10, 2022 (the “Amendment No. 2”);

WHEREAS, the Lenders and the Greenrose Entities entered into that certain Transaction Support Agreement dated as of November 10, 2022 (as amended pursuant to that certain Amendment No. 1 to Transaction Support Agreement dated as of February 6, 2023, the “Transaction Support Agreement”);4

WHEREAS, NewCo, the Agent, the Lenders, Theraplant and TH entered into that certain Foreclosure Agreement dated as of [●], 2023 (the “Foreclosure Agreement”);

WHEREAS, NewCo and certain of the Greenrose Releasees (as defined below) have entered into certain Indemnification Agreements dated as of [●], 2023 (the “Indemnification Agreements”); and

[4]	Unless otherwise provided, capitalized terms used but not defined herein have the meanings ascribed to such terms in the Transaction Support Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.	Mutual Releases:

1.1.	[Holdings,] [Theraplant] and [TH] Release of Lenders and NewCo. On the Effective Date, subject to the last sentence of this Section 1.1, each of [Holdings,] [Theraplant] and [TH], on behalf of itself, its affiliates, its subsidiaries, and, other than (i) the individuals and entities listed on Schedule I hereto and (ii) any other individual or entity that directs or supports (including by supporting litigation seeking) a Holdings Board Change (as defined in that certain Amendment to Transaction Support Agreement dated as of February 6, 2023), each of [its][their] respective former or current officers, employees, directors, direct or indirect equity holders, agents, representatives, owners, members, partners, financial advisors, legal advisors, principals, shareholders, managers, consultants, accountants, attorneys, affiliates, assigns, successors, successors in interest, predecessors, and predecessors in interest, and other than the individuals and entities listed on Schedule I hereto, each of the subsidiaries, former or current directors, officers, employees, direct or indirect equity holders, agents, representatives, owners, members, partners, financial advisors, legal advisors, principals, shareholders, managers, consultants, accountants, attorneys, affiliates, assigns, successors, successors in interest, predecessors, and predecessors in interest of [Holdings,] [Theraplant,] [and TH] (each, solely in each such capacity, a “Greenrose Releasor”), hereby irrevocably waives, releases, and discharges the Lenders and NewCo, their respective affiliates, subsidiaries, and each of their respective former or current officers, employees, directors, direct or indirect equity holders, affiliated investment funds, affiliated investment vehicles, managed accounts, managed funds, agents, representatives, owners, members, partners, financial advisors, legal advisors, investment advisors, fund advisors, principals, shareholders, managers, consultants, accountants, attorneys, affiliates, assigns, successors, successors in interest, predecessors, and predecessors in interest (collectively, solely in such capacity, the “Lender/NewCo Releasees”) from and against any and all claims, obligations, suits, judgments, charges, actions, proceedings, damages, demands, debts, rights, remedies, causes of action, liabilities, matters, liens, mortgages, security interests, pledges, encumbrances, privileges, priorities or issues, whether liquidated or unliquidated, fixed or contingent, known or unknown, foreseen or unforeseen, foreseeable or unforeseeable, matured or unmatured, or in law, equity or otherwise (collectively, “Claims”), which such Greenrose Releasor has, had, or may hereafter have, on any ground whatsoever, at law, in equity, or under any contract, agreement, statute, rule, regulation, or order or otherwise, existing or hereinafter arising, against any of the Lender/NewCo Releasees with respect to any event, matter, Claim, occurrence, damage, liability, obligation, act, omission, or injury, directly or indirectly arising out of, related to, or associated with, in any manner, in whole or in part, in respect of or relating to the relationship between the Greenrose Releasors and the Lender/NewCo Releasees on or prior to the Effective Date, including but not limited to (A) the Existing Debt or any other Loan Document (as defined in the Credit Agreement) and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, including with respect to all such foregoing documents and transactions the negotiation, documentation, and consummation thereof, and/or the Events of Default, in each case, arising on or prior to the Effective Date, and (B) the Foreclosure, the Transaction Support Agreement, the Marketing Process, the Greenrose Entities’ strategic alternatives process, the Foreclosure Agreement, the Forbearance Agreements, Amendment No. 2, the amendments to the bylaws of Holdings adopted on October 3, 2022 and all other agreements, certificates, instruments and other documents and statements (whether written or oral) relating to any of the foregoing (collectively, the “Transactions”), including with respect to all such foregoing documents and Transactions, the negotiation, documentation, and consummation thereof, in each case arising on or prior to the Effective Date (the Claims described in this Section 1.1, collectively, the “Released Claims”). Notwithstanding anything to the contrary herein, (i) the individuals and entities listed on Schedule I hereto and (ii) any other individual or entity that directs or supports (including by supporting litigation seeking) a Holdings Board Change (as defined in that certain Amendment to Transaction Support Agreement dated as of February 6, 2023) shall not, under any circumstances, be Greenrose Releasors.

1.2.	Lenders’ and NewCo’s Release of [Holdings,] [TH] [and Theraplant]. On the Effective Date, subject to the last sentence of this Section 1.2, each Lender and NewCo, in each case on behalf of itself, its affiliates, subsidiaries, and each of their respective current officers, employees, directors, direct or indirect equity holders, affiliated investment funds, affiliated investment vehicles, managed accounts, managed funds, agents, representatives, owners, members, partners, financial advisors, legal advisors, investment advisors, fund advisors, principals, shareholders, managers, consultants, accountants, attorneys, affiliates, assigns, successors, successors in interest, predecessors, and predecessors in interest (each, solely in each such capacity, a “Lender/NewCo Releasor”), hereby irrevocably waives, releases, and discharges [each of] [Holdings,] [TH] [and Theraplant], and [its][their] respective affiliates (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), subsidiaries (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), [and] each of [its][their] respective current officers, employees, directors, agents, representatives, financial advisors, legal advisors, consultants, accountants, attorneys, assigns, successors, successors in interest, predecessors, and predecessors in interest and, other than (i) the individuals and entities listed on Schedule I hereto and (ii) any other individual or entity that directs or supports (including by supporting litigation seeking) a Holdings Board Change (as defined in that certain Amendment to Transaction Support Agreement dated as of February 6, 2023), each of Holdings’, TH’s, and Theraplant’s respective former or current officers, employees, directors, direct or indirect equity holders, agents, representatives, owners, members, partners, financial advisors, legal advisors, principals, shareholders, managers, consultants, accountants, attorneys, affiliates (other than the other Obligors under the Credit Agreement and the Note solely with respect to any remaining obligations under the Credit Agreement, the Note and any other Loan Document), assigns, successors, successors in interest, predecessors, and predecessors in interest (collectively, solely in such capacity, the “Greenrose Releasees”) from and against any and all Claims, which such Lender/NewCo Releasor has, had, or may hereafter have, on any ground whatsoever, at law, in equity, or under any contract, agreement, statute, rule, regulation, or order or otherwise, existing or hereinafter arising, against the Greenrose Releasees with respect to any of the Released Claims. Notwithstanding anything to the contrary in this Section 1.2 and Section 1.4, (i) the individuals and entities listed on Schedule I hereto and (ii) any other individual or entity that directs or supports (including by supporting litigation seeking) a Holdings Board Change (as defined in that certain Amendment to Transaction Support Agreement dated as of February 6, 2023) shall not, under any circumstances, be Greenrose Releasees. Nothing contained in this Section 1.2 shall release the CT Real Property Obligations (as defined in the Foreclosure Agreement) or the real property mortgage securing such CT Real Property Obligations.

1.3.	[Holdings,] [Theraplant] [and TH] Release of Greenrose Company Releasees. On the Effective Date, each Greenrose Releasor hereby irrevocably waives, releases, and discharges any and each of their respective current officers, employees, directors, agents, representatives, financial advisors, legal advisors, consultants, accountants, attorneys, affiliates, assigns, successors, successors in interest, predecessors, and predecessors in interest (the “Greenrose Company Releasees”) from and against any and all Claims, which such Greenrose Releasor has, had, or may hereafter have, on any ground whatsoever, at law, in equity, or under any contract, agreement, statute, rule, regulation, or order or otherwise, existing or hereinafter arising, against any of the Greenrose Company Releasees with respect to any event, matter, Claim, occurrence, damage, liability, obligation, act, omission, or injury, directly or indirectly arising out of, related to, or associated with, in any manner, in whole or in part, in respect of or relating to the Transactions, including the negotiation, documentation, and consummation thereof, in each case arising on or prior to the Effective Date. For the avoidance of doubt, the current officers, employees, directors, agents, representatives, financial advisors, legal advisors, consultants, accountants, attorneys, affiliates, assigns, successors, successors in interest, predecessors, and predecessors in interest of Holdings, Theraplant and TH shall be Greenrose Company Releasees regardless of whether Holdings, Theraplant and TH is made a Party to this Agreement by joinder or otherwise; provided, however, that (i) the individuals and entities listed on Schedule I hereto and (ii) any other individual or entity that directs or supports (including by supporting litigation seeking) a Holdings Board Change (as defined in that certain Amendment to Transaction Support Agreement dated as of February 6, 2023) shall not, under any circumstances, be Greenrose Company Releasees.

1.4.	Greenrose Shareholder Releases. On the Effective Date, each shareholder of Holdings, who is a signatory to this Agreement on behalf of himself or herself, and his or her assigns, successors, successors in interest, predecessors, and predecessors in interest (each, solely in each such capacity, a “Shareholder”), (i) hereby irrevocably waives, releases, and discharges the Greenrose Releasees and Lender/NewCo Releasees from and against any and all Claims which such Shareholder has, had, or may hereafter have, on any ground whatsoever, at law, in equity, or under any contract, agreement, statute, rule, regulation, or order or otherwise, existing or hereinafter arising, against the Greenrose Releasees and Lender/NewCo Releasees with respect to any Released Claim, and (ii) shall be released and discharged by the Lender/NewCo Releasors and Greenrose Releasors from and against any and all Released Claims which the Lender/NewCo Releasors and Greenrose Releasors have, had, or may hereafter have, on any ground whatsoever, at law, in equity, or under any contract, agreement, statute, rule, regulation, or order or otherwise, existing or hereinafter arising, against such Shareholder.

1.5.	These releases are made with the following provisions:

(i)	the foregoing provisions shall not waive or release, and the Released Claims shall not include, Claims or liabilities arising out of or relating to any act or omission of a Lender/NewCo Releasee, Greenrose Releasee, Greenrose Company Releasee or Shareholder that constitutes fraud, willful misconduct or gross negligence, in each case as determined by a final, non-appealable order of a court of competent jurisdiction;

(ii)	notwithstanding anything to the contrary above, subject to the terms of [Sections 1(a) and 3 of the Indemnification Agreements], the Released Claims shall not include any indemnification claims of the Greenrose Entities’ current officers, directors, or managers (solely in their capacities as such) against the Greenrose Entities or Lender/NewCo Releasees to the extent provided under the Greenrose Entities’ organizational documents, as applicable, the Indemnification Agreements, any indemnity agreement entered into between such officer, director or manager and any Greenrose Entity or Lender/NewCo Releasee, or any other indemnification agreement of a Greenrose Entity or Lender/NewCo Releasee in connection with the Foreclosure, Foreclosure Agreement, or Transaction Support Agreement.

(iii)	each Greenrose Releasee being released pursuant to this Agreement is an intended third-party beneficiary of the release pertaining to it, him or her and is entitled to enforce such release, regardless of whether such Greenrose Releasee is a Party to this Agreement;

(iv)	notwithstanding anything to the contrary above, this Agreement shall not release, alter, waive, or amend any of the rights or obligations granted to or imposed upon any Party or any of their respective affiliates under the Foreclosure Agreement, this Release Agreement, or any other document entered into in connection with the consummation of the Foreclosure, and the Released Claims shall not include any rights or obligations of any party to any such agreement, which rights or obligations expressly survive the Effective Date; and

(v)	nothing herein shall or shall be deemed to (or is intended to) limit any Party’s rights to assert or prosecute any affirmative defense, or otherwise raise any defense or take any action to defend itself or themselves, in connection with any Released Claim (whether direct or indirect) brought by any person relating to any of the above-referenced Released Claims.

2.	Release of Unknown Claims. Each Party acknowledges that it has been advised by its attorneys concerning, and is familiar with, California Civil Code Section 1542 and expressly waives any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to the provisions of the California Civil Code Section 1542, including that provision itself, which reads as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

3.	Covenant Not to Sue. On the Effective Date, for the good and valuable consideration provided herein, the Parties covenant not to file, facilitate, encourage, support, or assist in any lawsuit, arbitration, complaint, Claim or other proceeding, or otherwise to make any demand of any one or more of the Lender/NewCo Releasees, Greenrose Releasees, Shareholders, or Greenrose Company Releasees arising out of or relating to any of the Released Claims. Any Party, and any other entity or person released by Section 1, may plead this Agreement as a complete bar to any Claim brought in derogation of this covenant not to sue, and no Lender/NewCo Releasor, Greenrose Releasor, or Shareholder shall file, facilitate, encourage, support, or assist in any pleading or take any position in any such proceeding in opposition thereto (and the applicable released Party shall be entitled to recover from the releasing Party all costs and expenses, including attorneys’ fees, related thereto).

4.	Representations. Each Party represents to the other Party that: (i) it is authorized to execute and deliver this Agreement and (ii) all Claims waived or released pursuant to this Agreement by that Party have not been assigned or otherwise transferred.

5.	Choice of Law; Venue for Disputes Arising Under the Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles, and the Parties irrevocably consent to the exclusive jurisdiction of the courts of the State of New York over any action, suit or proceeding arising hereunder, and all Parties to this Agreement waive any objection to the jurisdiction of such courts.

6.	Compromise; No Admission of Liability. This Agreement constitutes a compromise of matters that are in dispute between the Parties. Neither the execution of this Agreement nor any acts undertaken pursuant to this Agreement shall be construed as an admission or evidence of any liability or wrongdoing whatsoever on the part of any Party, which liability or wrongdoing is hereby expressly denied and disclaimed by each Party. Neither this Agreement, nor the fact of its execution, nor any of its provisions, shall be offered or received in evidence in any action or proceeding of any nature or otherwise referred to or used in any manner in any court or other tribunal, except in a proceeding to enforce the terms of this Agreement.

7.	Non-Disparagement. The Parties agree and covenant that they shall not at any time make, publish, or communicate to any person or entity or in any public forum any remarks, comments, or statements that are false, disparaging, defamatory, deleterious or damaging to the reputation of any other Party or its or their businesses, or any of its or their employees, officers, or directors and their existing and prospective customers, suppliers, investors, and other associated third parties, now or in the future.

8.	Joinder. To the extent that any Greenrose Entity is not a party to this Agreement as of the First Subsidiary Effective Time (as defined in the Foreclosure Agreement), and subject to the occurrence of a Holdings Closing, Theraplant Closing and TH Closing, as applicable (in each case, as defined in the Foreclosure Agreement), such Greenrose Entity shall be made a party to this Agreement by delivering to each Party an executed counterpart to a joinder to this Agreement, substantially in the form attached hereto as Exhibit A (the “Mutual Release Joinder”) upon the applicable Closing. From and after the execution of such Mutual Release Joinder, such Greenrose Entity will be bound by, and subject to, the provisions of this Agreement and the Mutual Release Joinder as a Greenrose Releasor, Greenrose Releasee, and Greenrose Company Releasee.

9.	Miscellaneous.

9.1.	This Agreement constitutes the entire agreement among the Parties concerning the Released Claims. No supplement, modification, amendment, waiver or termination of this Agreement shall be binding unless executed in writing by the Lenders, TH, and Theraplant, or by their authorized counsel. This Agreement is executed without reliance on any representations by any person or entity concerning the nature, cause or extent of injuries, or legal liability therefore, or any other representations of any type or nature except as set forth herein. No contrary or supplementary oral agreement shall be admissible in a court to contradict, alter, supplement, or otherwise change the meaning of this Agreement.

9.2.	This Agreement has been negotiated in good faith, is the product of arm’s length negotiation and each of the Parties is adequately represented by counsel, none of whom shall be deemed the “drafter” of the agreement, and no provision of this Agreement shall be applied or interpreted by reference to any rule construing provisions against the drafter.

9.3.	Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the effect of which shall come as close as possible to that of the invalid, illegal or unenforceable provisions.

9.4.	The descriptive headings of any provisions of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement. All exhibits and schedules referred to in this Agreement are fully incorporated into this Agreement.

9.5.	Each Party acknowledges and represents that in entering into this Agreement, it is not relying on any representations, by or on behalf of any other Party, not expressly set forth in this Agreement.

9.6.	Except as expressly provided for in this Agreement, no Party shall be responsible for the fees, expenses or costs of any other Party incurred by such Party in connection with this Agreement. Such fees, expenses and costs shall be borne by each Party.

9.7.	Facsimile or other electronic copies of signatures on this Agreement are acceptable, and a facsimile or other electronic copy of a signature on this Agreement is deemed an original.

9.8.	This Agreement may be executed in counterparts, each of which is deemed an original, but when taken together constitute one and the same document.

9.9.	Neither this Agreement nor any rights or obligations of any Party hereto may be assigned by any Party hereto, by operation of law or otherwise, without the prior written consent of the other Parties hereto, and any purported assignment without such consent shall be null and void.

9.10.	This Agreement shall be binding on the Parties, their successors, permitted assigns, transferees and/or other persons who have asserted or seek to assert claims on behalf of the Parties.

9.11.	The Parties acknowledge and agree that a breach of the provisions of this Agreement by any Party would cause irreparable damage to the other Party and that such other Party would not have an adequate remedy at law for such damage. Therefore, the obligations of the Parties set forth in this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that the Parties may have under this Agreement or otherwise.

9.12.	No failure or delay by any Party in exercising any right or remedy provided by law under or pursuant to this Agreement shall impair such right or remedy or be construed as a waiver or variation of it or preclude its exercise at any subsequent time, and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

9.13.	All Claims (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) the entities that are expressly identified as Parties hereto in the preamble to this Agreement or, if applicable, their successors and assigns (“Contracting Parties”). No person who is not a Contracting Party, including any past, present or future director, officer, employee, incorporator, member, partner, manager, stockholder, affiliate, agent, consultant, attorney, accountants, financial advisor or other representative of, and any lender to, any Contracting Party, or any director, officer, employee, incorporator, member, partner, manager, stockholder, affiliate, agent, consultant, attorney, accountants, financial advisor or other representative of, and any lender to, any of the foregoing (“Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any Claims, causes of action, obligations, or other liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or their negotiation, execution, performance, or breach; and, to the maximum extent permitted by law, each Contracting Party hereby waives and releases all such Claims, causes of action, obligations and other liabilities against any such Nonparty Affiliates. It is expressly agreed that the Nonparty Affiliates to whom this Section 9.13 applies shall be third-party beneficiaries of this Section 9.13.

IN WITNESS WHEREOF, this Agreement is executed by the Parties on the date set forth below.

[The Greenrose Holding Company Inc.]

[By:
Dated:
[Signatory]
[Title]]

[Theraplant, LLC

By:
Dated:
[Signatory]
[Title]]

[True Harvest Holdings, Inc.

By:
Dated:
[Signatory]
[Title]]

DXR Finance, LLC as Agent

By:
Dated:
[Signatory]
[Title]

DXR-GL Holdings I, LLC

By:
Dated:
[Signatory]
[Title]

DXR-GL Holdings II, LLC

By:
Dated:
[Signatory]
[Title]

DXR-GL Holdings III, LLC

By:
Dated:
[Signatory]
[Title]

[Signature Page to Mutual Release Agreement]

DXR Finance Parent, LLC

By:
Dated:
[Signatory]
[Title]

DXR Finance HoldCo, LLC

By:
Dated:
[Signatory]
[Title]

DXR Finance 2, LLC

By:
Dated:
[Signatory]
[Title]

DXR Finance 3, LLC

By:
Dated:
[Signatory]
[Title]

DXR Finance 4, LLC

By:
Dated:
[Signatory]
[Title]

[Signature Page to Mutual Release Agreement]

Exhibit A

Form of Mutual Release Joinder

EXHIBIT A

JOINDER AGREEMENT

The undersigned, [Signatory], is executing and delivering this Joinder Agreement (the “Joinder Agreement”), dated as of [●], 2023, pursuant to Section [8] of that certain Mutual Release Agreement (the “Mutual Release Agreement”), dated as of [●], 2023, entered into by and among [[The Greenrose Holding Company Inc. (“Holdings”), Theraplant, LLC (“Theraplant”) and True Harvest Holdings, Inc. (“TH,”][ and together with [TH,][Theraplant] and [Holdings], the “Greenrose Entities”), DXR Finance, LLC, as Agent, (the “Agent”), DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), DXR-GL Holdings III, LLC (“DXR-III,” and together with the Agent, DXR-I and DXR-II, the “Lenders,” and each a “Lender”), DXR Finance Parent, LLC (“DXR Parent”), DXR Finance HoldCo, LLC (“DXR HoldCo”), DXR Finance 2, LLC (“DXR Finance 2”), DXR Finance 3, LLC (“DXR Finance 3”), and DXR Finance 4, LLC (“DXR Finance 4,” and collectively with DXR Parent, DXR HoldCo, DXR Finance 2 and DXR Finance 3, “NewCo”), and each Shareholder that is a signatory hereto.]5 Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to them in the Mutual Release Agreement.

1.	Agreement to be Bound; Effectiveness. By executing and delivering this Joinder Agreement, [Signatory] hereby acknowledges and agrees that, effective as of the date hereof, it shall (i) become a party to the Mutual Release Agreement on the terms and conditions set forth in the Mutual Release Agreement and this Joinder Agreement, and (ii) be bound by, and subject to, the provisions of the Mutual Release Agreement having all of the rights and obligations of a Greenrose Releasor, Greenrose Releasee, and Greenrose Company Releasee except where expressly provided otherwise herein or therein.

2.	Representations and Warranties. As of the date hereof, without limiting the foregoing, [Signatory] hereby makes the representations and warranties, severally but not jointly (or jointly and severally), contained in Section 4 of the Mutual Release Agreement, solely with respect to itself.

3.	Notices. All notifications required to be given to [Signatory] pursuant to the Mutual Release Agreement shall also be directed to the following address:

The Greenrose Holding Company Inc.

111 Broadway

Amityville, NY 11701

Attention: William St. Lawrence

Email: bill@greenrosecorp.com

4.	Counterparts. This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Joinder Agreement by facsimile, email or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Joinder Agreement.

[Signature Page Follows]

[5]	To be updated to reflect signatories as of First Subsidiary Effective Time.

IN WITNESS WHEREOF the undersigned has hereunto caused this Joinder Agreement to be duly executed as of the date hereof.

[Signatory]

By:
Name:	[●]
Title:	[●]

[Signature Page to Joinder Agreement]

EXHIBIT D

FORM OF LEASE ASSIGNMENT

EXHIBIT D
AGREED FORM

LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT

This LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”) is made as of [•], 2023 (the “Effective Date”) by and between True Harvest Holdings, Inc., a Delaware corporation (“Assignor”), and DXR Finance 4, LLC, a Delaware limited liability company (“Assignee”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Lease (as hereinafter defined).

WHEREAS, Assignor is the tenant under that certain Industrial Lease, dated July 25, 2017, by and between MSCP, L.L.C., an Arizona limited liability company, as lessor (“Landlord”), and Assignor, as lessee (as the same has been amended, supplemented, assigned or otherwise modified from time to time, the “Lease”), for certain premises known as 4301 W. Buckeye Road, Phoenix, Arizona 85043 (also known as Building A with a designated address of 4315 W. Buckeye Road, Phoenix, Arizona 85043), as more specifically described in the Lease; and

WHEREAS, Assignor has agreed to assign, transfer, convey and deliver to Assignee and Assignee has agreed to acquire, accept and take assignment and delivery of Assignor’s right, title and interest in and to the Lease.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants herein, and intending to be legally bound hereby the parties hereto agree as follows:

1. Assignment of Assets. For value received, the sufficiency of which is hereby acknowledged, Assignor hereby assigns, transfers, conveys and delivers to Assignee, and Assignee hereby acquires, accepts and takes assignment and delivery from Assignor of all of Assignor’s right, title and interest in and to the Lease.

2. Assumption of Assumed Liabilities. Assignee hereby agrees to assume and perform all of the obligations, liabilities, covenants, duties and agreements of Assignor arising under the Lease.

3. Further Actions. Each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under Applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated herein.

4. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns.

5. Amendments. No amendment or modification to any terms of this Agreement, waiver of the obligations or liabilities of Assignor or Assignee hereunder, or termination of this Agreement, shall be valid unless in writing and signed by Assignor and Assignee.

6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Arizona applicable to contracts executed in and to be performed in that state (without giving effect to its conflict of laws principles).

7. Counterparts. This Agreement may be executed and delivered (including by email or facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Remainder of the page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

ASSIGNOR:

True Harvest Holdings, Inc.,

a Delaware corporation

By:
Name:
Title:

ASSIGNEE:

DXR FINANCE 4, LLC,

a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Lease Assignment and Assumption Agreement]

EXHIBIT E

FORM OF LEASE AGREEMENT

EXHIBIT E

AGREED FORM

LEASE

THIS LEASE (this “Lease”), made and effective as of the ___ day of __________, 2023 by and between THERAPLANT, LLC, a Connecticut limited liability company with an office at 856 Echo Lake Road, Watertown, Connecticut 06795 (hereinafter called “Landlord”), and DXR Finance 3, LLC, a Delaware limited liability company, which is registered to do business in Connecticut, having an address of 850 New Burton Road, Suite 201, Dover, Delaware 19904 (hereinafter called “Tenant”).

W I T N E S S E T H:

ARTICLE 1

Definitions, Demise and Term

Section 1.01. Definitions. For purposes of this Lease, unless the context otherwise requires:

(a) the term “Demised Premises” shall mean the land and the building (with the building specifically including all plumbing, mechanical, electrical, utility, life/safety and HVAC systems, and all other currently installed ducts, custom ventilation systems, controls and other equipment, being collectively, the “Systems and Equipment”) located at 856 Echo Lake Road, Watertown, Connecticut 06795.

(b) the term the “Effective Date” shall mean the date of this Lease, first stated above.

(c) the term “Property” shall mean the Demised Premises.

Section 1.02. Condition of Demised Premises. For and in consideration of the Net Rent herein reserved and all of the covenants and conditions herein contained, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Demised Premises, subject, however, to: (a) the condition and state of repair of the Demised Premises as of the Commencement Date (as hereinafter defined); (b) the condition and state of repair of the Systems and Equipment as of the Commencement Date; and (c) the encumbrances as of record as they appear on the Commencement Date.

Section 1.03. Term. The term of this Lease (the “Lease Term”) shall commence as of the Effective Date (the “Commencement Date”) and terminate on the earlier of: (i) the date which is six (6) months after the Effective Date, unless hereby automatically extended pursuant to Section 1.04 below; or (ii) the date on which title to the Property is transferred from Landlord to Tenant (or Tenant’s assignee or designee) and Tenant (or Tenant’s assignee or designee) has the ability to exercise full ownership and control of the Demised Premises pursuant to Connecticut law (the “Termination Date”). The Commencement Date may be changed at the request of Tenant by an amendment to this Lease executed by Landlord and Tenant.

Section 1.04. Extension of Lease Term. In the event the Demised Premises is not transferred from Landlord to Tenant (or Tenant’s assignee or designee) pursuant to Section 1.03 above within six (6) months after the Commencement Date, Landlord and Tenant agree that the Lease Term shall automatically extend for two (2) continuous periods of up to thirty (30) days each (collectively, the “Lease Term Extension”). In the event the Demised Premises is not transferred from Landlord to Tenant prior to the expiration of the Lease Term Extension, Landlord and Tenant shall negotiate in good faith regarding a further extension of the Lease Term.

ARTICLE 2

Rents

Section 2.01. Monthly Payments. Commencing as of the Commencement Date, and during the Lease Term, Tenant agrees to pay to Landlord net rent (“Net Rent”) in the amount of One Hundred and 00/100 Dollars ($100.00) per month. Net Rent shall be paid in advance on the first day of each calendar month. Net Rent for any portion of a month included in the term shall be prorated. The Net Rent shall be paid in addition to all other payments to be made by the Tenant as hereinafter provided. Net Rent and all other payments shall be payable to Landlord at the address set forth above.

Section 2.02. Rent to be Net; Future Leases. The parties intend the Net Rent shall be net to Landlord. Except as set forth below, all costs, expenses and charges of every kind and nature relating to the Property which may arise or become due during the Lease Term shall be paid by Tenant.

Section 2.03. Additional Rent. Commencing as of the Commencement Date, and during the Lease Term, Tenant will pay, as additional rent, Impositions (as defined in Article 3 hereof), and all costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay (collectively, the “Additional Rent”), and, in the event of any nonpayment thereof, Landlord shall have all the rights and remedies provided for herein or by law in the case of nonpayment of the Net Rent.

ARTICLE 3

Payment of Impositions

Section 3.01. Payment of Taxes, Assessments, Etc. Commencing as of the Commencement Date, and during the Lease Term, Tenant shall pay (except as hereinafter provided in Sections 3.02 and 3.04 hereof), before any fine, penalty, interest or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, all taxes, assessments, water and sewer rents, rates and charges, transit taxes, charges for public utilities, excises, levies, license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever which at any time prior to or during the Lease Term may be assessed, levied, confirmed, imposed upon, or become due and payable in respect of, or become a lien on: (i) the Property or any part thereof or any appurtenances thereto; and (ii) any use or occupation of the Property (collectively hereinafter the “Impositions,” and any of the same hereinafter an “Imposition”); provided, however, that:

(a) if, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise that option and shall pay such installments as they become due with any interest thereon during the Lease Term before any fine, penalty, further interest or cost may be added thereto. Provided the Property has not been transferred from Landlord to Tenant pursuant to Section 1.03 above, the amount of any such installment which becomes due and payable after the expiration of the Lease Term shall be Landlord’s sole obligation; and

(b) any Imposition, other than Impositions which have been converted into installment payments by Tenant, as referred to in Paragraph (a) of this Section 3.01, relating to a fiscal period of the taxing authority, less than all of which period is included within the Lease Term, whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or become a lien upon the Property or shall become payable during the Lease Term, shall be adjusted between Landlord and Tenant as of the expiration of the Lease Term if the Property has not been transferred from Landlord to Tenant pursuant to Section 1.03 above. Provided the Property has not been transferred from Landlord to Tenant pursuant to Section 1.03 above, Tenant shall pay that portion of such Imposition which relates to a portion of the Lease Term, and Landlord shall pay the remainder thereof.

Section 3.02. Landlord’s Income Tax. Nothing herein contained shall require Tenant to pay municipal, state or federal income taxes assessed against Landlord, municipal, state or federal capital levy, estate, succession, inheritance or transfer taxes of Landlord, or corporation franchise taxes imposed upon any corporate owner of the fee of the Property.

Section 3.03. Method and Evidence of Payment. Tenant shall directly pay to the appropriate taxing authority when due the full amount of each of such Impositions.

Section 3.04. Tenant’s Right to Contest Impositions. Tenant shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith provided Tenant gives Landlord at least five (5) days’ prior written notice of such contest. Upon termination of any such proceedings, Tenant shall pay the deferred amount of the Imposition as finally determined in such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith.

Section 3.05. Landlord’s Obligation to Join in Proceedings. Landlord shall not be required to join in any proceedings referred to in this Article unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord in which event Landlord shall join in such proceedings or permit the same to be brought in its name. Notwithstanding the foregoing, Tenant shall provide reasonable notice and copies of all filings to Landlord regarding such proceedings.

Section 3.06. Tenant as Attorney-in-Fact. Landlord appoints Tenant the attorney-in-fact of Landlord for the purpose of making all payments to be made by Tenant other than Landlord. In case any person or entity to whom any sum is directly payable by Tenant under any of the provisions of this Lease shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord and Landlord shall thereupon promptly pay such sum to such person or entity.

Section 3.07. Tenant Indemnity Regarding Impositions. Notwithstanding anything contained herein to the contrary, Tenant agrees it shall indemnify, protect and hold harmless Landlord from and against any cost, expense and liability incurred in connection with or arising from Tenant’s failure to pay any Impositions due and owing during the Lease Term; provided that the terms of the foregoing indemnity shall not apply to any cost, expense or liability arising out of or related to Landlord’s breach of this Lease or to the negligence or willful misconduct of Landlord or any if its agents or employees related to the payment of the Impositions.

ARTICLE 4

Surrender

Section 4.01. Surrender of Demised Premises. On the last day of the Lease Term or upon any earlier termination of this Lease, provided the Property has not been transferred from Landlord to Tenant pursuant to Section 1.03 above, Tenant shall surrender the Demised Premises in good condition to Landlord, normal wear and tear excepted.

Section 4.02. Abandonment of Tenant’s Property. Provided the Property has not been transferred from Landlord to Tenant pursuant to Section 1.03 above, any personal property of Tenant which shall remain on the Demised Premises after the termination of this Lease may at the option of the Landlord be deemed to have been abandoned by Tenant and either may be retained by Landlord as its property or be disposed of without accountability in such manner as Landlord may see fit.

Section 4.03. Survival of Provisions. The provisions of this Article 4 shall survive any termination of this Lease.

ARTICLE 5

Insurance

Section 5.01. Tenant’s Casualty Insurance. Throughout the Lease Term, Tenant, at its sole cost and expense, shall keep in full force and effect a policy of insurance insuring the buildings and improvements on the Property against loss or damage by fire, with such extended coverage, vandalism and malicious mischief coverage as is standard in the area, due regard being given to the height and type of buildings, their construction, use and occupancy, in an amount not less than one hundred (100%) percent of the full insurable value (i.e. actual replacement cost without regard to physical depreciation) of the buildings and improvements exclusive of the cost of foundations, excavations and footings below the lowest basement floor, without any deduction being made for depreciation, to the extent such insurance is available. Tenant shall be permitted to self-insure the Property in its sole discretion.

Section 5.02. Tenant’s Liability Insurance. Tenant, at its sole cost and expense, shall maintain comprehensive general public liability insurance against claims for bodily injury, death or property damage, occurring on, in or about the Property and on, in or about the adjoining streets, property and passageways, such insurance to afford minimum protection during the Lease Term of not less than $1,000,000.00 for bodily injury or death and property damage written on an occurrence basis with a flat limit.

Section 5.03. Tenant’s Additional Insurance. Tenant, in its sole discretion, may effect for its own account any insurance not required under the provisions of this Lease.

Section 5.04. Evidence of Premium Payment. All insurance provided for in this Article shall be effected under valid and enforceable policies issued by insurers licensed to do business in the state in which the Property is located. Any insurance provided for in this Article 5 may contain a normal deductible clause consistent with the type of policy issued. Each policy of insurance procured pursuant to Section 5.01 and of Section 5.02 shall contain, if obtainable, (a) a waiver by the insurer of the right of subrogation against any tenant of the Property for negligence of such tenant, (b) a statement that the insurance shall not be invalidated should any insured waive in writing prior to the loss any or all right of recovery against any party for loss accruing to the property described in the insurance policy, and (c) a statement that the coverage afforded thereby shall not be affected by the performance of any work in or about the Property.

ARTICLE 6

Services to and Repairs and

Maintenance of the Property

Section 6.01. Tenant to Maintain Property. During the Lease Term Tenant will take good care of the Property and will maintain and keep the same, including the Systems and Equipment, in good order and condition and will make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, and foreseen and unforeseen as Tenant deems necessary, in its sole discretion. When used in this Article 6, the term “repairs” shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Tenant shall be equal in quality and class to the original work.

Section 6.02. Standard for Repairs. The necessity for and adequacy of repairs pursuant to Section 6.01 hereof shall be measured by the standard which is appropriate for buildings of similar construction, class and age.

Section 6.03. No Repairs by Landlord. Landlord shall not be required to furnish any services or facilities, or to make any repairs or alterations in or to the Property.

ARTICLE 7

Compliance with Laws, Ordinances, etc.

Section 7.01. Compliance with Laws. During the Lease Term, Landlord and Tenant shall comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, which may be applicable to the Property and the sidewalks, streets, curbs and other public improvements adjoining the Property or to the use or manner of use of the Property or the owners, tenants, or occupants thereof.

Section 7.02. Tenant’s Right to Contest Law. Tenant shall have the right to contest by appropriate proceedings, in the name of Tenant or Landlord or both, the validity or application of any law, or requirement of the nature referred to in Section 7.01 hereof. If by the terms of any such law or requirement, compliance therewith, pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Property or Tenant’s leasehold interest therein, and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless, may contest as aforesaid, provided that such delay would not subject Landlord to criminal liability.

Landlord shall not be required to join in any proceedings referred to in this Section unless the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in its name. Tenant may delegate the right to bring any such proceeding to any person or entity having an interest in the Property or any part thereof.

ARTICLE 8

Landlord’s Right to Perform Tenant’s Covenants

Section 8.01. Tenant’s Failure to Pay Impositions. If Tenant shall at any time fail to pay any Imposition and Additional Rent in accordance with the provisions of Article 3 hereof, or to pay for or maintain any of the insurance policies provided for in Article 5 hereof, or to make any other payment or perform any other act on its part to be made or performed hereunder, then Landlord, after thirty (30) days’ prior written notice to Tenant, may: (a) pay any Imposition payable by Tenant pursuant to the provisions of Article 5 hereof; (b) pay for and maintain, any of the insurance policies provided for in Article 5 hereof; or (c) make any other payment to be made by Tenant as prescribed under this Lease.

Section 8.02. Landlord Reimbursement. All sums so paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any such act shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord within thirty (30) days after written demand therefor by Landlord to Tenant.

ARTICLE 9

Tenant’s Alterations

Section 9.01. Tenant’s Right to Alter Property. Tenant shall have the right at any time and from time to time during the Lease Term to make, at its sole cost and expense, alterations in or of the Property, subject, however, in all cases to the following:

(a) Any alteration shall be made promptly and in a good and workmanlike manner and in compliance with all applicable laws and requirements of all federal, state and municipal government authorities, any national or local Board of Fire Underwriters, or any other body hereafter exercising functions similar to those of any of the foregoing.

(b) Workmen’s Compensation Insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the Property and general liability insurance for the mutual benefit of Tenant and Landlord with limits of not less than $1,000,000.00 in the event of bodily injury or death and property damage written on a per occurrence basis with a flat limit shall be maintained by Tenant at Tenant’s sole cost and expense at all times when any work is in process in connection with any alteration.

(c) Nothing contained in this Article 9 shall require the prior written consent of the Landlord.

ARTICLE 10

Liens and Encumbrances

Section 10.01. No Liens, Encumbrances, Etc. Tenant shall not cause any lien to be imposed upon its leasehold interest in the Property, except for any lien in favor of Tenant or any of its respective affiliates, with Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to provide Tenant with its written consent or withholding of such consent (including a detailed reasoning as to such withholding) within five (5) business days of Tenant’s written request therefore, Landlord shall have been deemed to have consented to such lien in favor of Tenant or any of their respective affiliates. Tenant will discharge any lien, encumbrance or charge which might be or becomes a lien, encumbrance or charge upon the Property or any part thereof; provided that any Imposition may after the same becomes a lien on the Property be paid or contested in accordance with Article 3 hereof. Any mechanic’s, laborer’s or materialman’s lien may be discharged in accordance with Section 10.02 hereof.

Section 10.02. Discharge or Bonding of Liens. If any mechanic’s, laborer’s or materialman’s lien shall at any time be filed against any part of the Property, Tenant, within ninety (90) days after notice of the filing thereof, will cause the same to be discharged of record or bonded over.

Section 10.03. Intentionally Deleted.

Section 10.04. Tenant’s Observance of Agreements. Tenant shall observe and perform all of the terms and conditions of any encumbrance, easement or other agreement to be observed or performed by the owner of the Property which is recorded in the Land Records of the applicable town, county or state wherein the Property is located, excluding the obligations of Landlord under this Lease.

ARTICLE 11

Use of Property

Section 11.01. Use of Demised Premises. Tenant will use the Demised Premises and improvements thereon, including, without limitation, the Systems and Equipment, in a lawful manner for any use (including but not limited to any accessory use or signage) permitted under local zoning regulations, or as may be permitted upon the issuance of any variance relief granted by state or local governments.

Section 11.02. No Waste. Tenant will not do or suffer any waste or damage to the Property or any part thereof.

ARTICLE 12

Damage or Destruction

Section 12.01. Landlord to Restore Demised Premises. In case of any casualty to the Demised Premises, Tenant shall promptly give written notice thereof to Landlord. Regardless of the amount of any such damage or destruction, Tenant shall be entitled to terminate this Lease upon thirty (30) days prior written notice to Landlord. If Tenant elects to forego termination of this Lease, Tenant shall have the right to either: (i) restore, repair, rebuild or alter the Demised Premises; or (ii) cause Landlord, subject to the availability of insurance proceeds, to restore, repair, rebuild or alter the Demised Premises as nearly as possible to its value, condition, and character immediately prior to such damage or destruction. Such restoration, repairs, replacements, rebuilding or alterations shall be commenced promptly and prosecuted with reasonable diligence. If Tenant elects to restore, repair, rebuild or alter the Demised Premises, Tenant shall be entitled to receive reimbursement for the same from any available insurance proceeds of policies maintained by Tenant. Net Rent and Impositions shall be equitably abated in proportion to the tenantable condition of the Demised Premises during such repair and until the issuance of a certificate of occupancy (if required) and delivery of the repaired are of the Demised Premises to Tenant.

ARTICLE 13

Condemnation

Section 13.01. Total Taking.

(a) If at any time during the Lease Term, title to any portion of the Demised Premises shall be taken by the exercise of the right of condemnation or eminent domain, this Lease shall, at the option of Tenant, terminate and expire on the date of such taking and the Net Rent provided to be paid by Tenant shall be apportioned and paid to the date of such taking. In such event, Impositions also will be apportioned.

(b) Landlord hereby agrees that Tenant shall have all rights to awards for damages to the Demised Premises and the leasehold hereby created now accrued or hereafter accruing by reason of any exercise of the right of eminent domain, or by reason of anything lawfully done in pursuance of any public or other authority.

Section 13.02. Temporary Taking. If the temporary use of the whole or any part of the Property shall be taken by any lawful power or authority, by the exercise of the right of condemnation or eminent domain, Tenant shall give prompt notice thereof to Landlord, the Lease Term shall not be reduced or affected in any way, and the Net Rent provided to be paid by Tenant shall be apportioned and paid to the date of such taking. In such event, Impositions also will be apportioned. Tenant shall be entitled to receive for itself any award or payment made for such use.

Section 13.03. Reimbursement from Condemnation Proceeds. In the case of any taking covered by the provisions of this Article, Landlord and Tenant shall be entitled to reimbursement from any award of all reasonable fees and expenses incurred in the determination and collection of any such awards.

ARTICLE 14

Mortgages

Section 14.01. No Right to Mortgage Property. Other than as set forth in Section 10.01, each of Landlord and Tenant shall not place any mortgage(s) or liens on the Property.

ARTICLE 15

Assignments; Subleases

Section 15.01. Assignment of Lease. Tenant shall have the right to assign this Lease or any interest herein or sublet the Demised Premises or any portion thereof with Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. As used in this Lease the term “sublease” shall include any leases, licenses, occupancy agreements, franchise or other similar rights, agreements or arrangements of whatever nature relating to the use or occupancy of any part of the Demised Premises. Notwithstanding the foregoing, Tenant may, without Landlord’s prior written consent, but upon at least five (5) days prior written notice to Landlord, assign Tenant’s interest in this Lease or sublet all or any portion of the Demised Premises to a subsidiary, affiliate or parent of Tenant or any other entity which controls, is controlled by, or is under common control with Tenant.

ARTICLE 16

Statements

Section 16.01. Lease Status Statements. At any time and from time to time, Landlord on at least twenty (20) days’ prior written request by Tenant, will deliver to the Tenant a statement in writing certifying that; (a) this Lease is unmodified and in full force and effect, or if there shall have been modifications that the same is in full force and effect as modified and stating the modifications; (b) the dates to which the Net Rent and other charges have been paid; and (c) whether or not, to the best knowledge of Landlord, Tenant is in default in performance of any agreement or condition contained in this Lease and, if so, specifying each such default of which Landlord may have knowledge.

ARTICLE 17

Invalidity of Particular Provisions

Section 17.01. Invalidity. If any term of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby. Each term of this Lease shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE 18

Notices

Section 18.01. How Notice Served. All notices, demands and requests required under this Lease shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if served personally, or if sent by United States registered mail, postage prepaid, addressed as hereinafter provided or by a nationally recognized overnight courier service. All notices, demands, payments and requests mailed to Landlord shall be addressed to Landlord at the address above provided, or at such other address as Landlord may from time to time designate by written notice to Tenant. All such notices, demands and requests mailed to Tenant shall be addressed to Tenant at the address above provided or at such other address as Tenant may from time to time designate by written notice to Landlord.

ARTICLE 19

Condition of and Title to

Property, Quiet Enjoyment

Section 19.01. Quiet Enjoyment. Landlord agrees that Tenant upon paying the Net Rent and other charges herein provided for and observing and keeping all agreements and conditions of this Lease on its part to be observed and kept, shall quietly have and enjoy the Demised Premises, including, without limitation, the Systems and Equipment, during the Lease Term without hindrance or molestation by any one claiming by, or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.

Section 19.02. No Conveyance by Landlord. In no event shall Landlord convey the Property during the Lease Term other than to Tenant (or its successor or assignee) pursuant to Section 1.03.

ARTICLE 20

Real Estate Commission

Section 20.01. No Brokerage. Landlord and Tenant hereby represent that in the negotiation of this Lease, the parties dealt with no real estate broker, agent or party of the like. Landlord and Tenant shall indemnify and hold the other harmless from any damages, costs or legal fees which may be incurred as a result of any claims for such commissions in contravention of the representations in this Section.

ARTICLE 21

Miscellaneous

Section 21.01. Prevailing Party. In any action or proceeding which Landlord or Tenant may be required to prosecute to enforce its respective rights hereunder, the unsuccessful party pursuant to a final judicial determination agrees to pay all costs incurred by the prevailing party therein, including reasonable attorneys’ fees and expenses.

Section 21.02. Captions. The captions of this Lease and the table of contents preceding this Lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease.

Section 21.03. Intentionally Deleted.

Section 21.04. Lease Construction. This Lease shall be construed and enforced in accordance with the laws of the state in which the Property are located.

Section 21.05. Binding Effect. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its heirs, successors and assigns, and Tenant, its successors and assigns, except as otherwise provided herein.

Section 21.06. Intentionally Deleted.

Section 21.07. Counterparts. This Lease may be signed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

ARTICLE 22

Relationship of Parties

Section 22.01. No Partnership. Nothing in this Lease shall in any way be construed to constitute a co-partnership or joint venture between the parties hereto. The sole relationship between the parties hereto is that of Landlord and Tenant.

ARTICLE 23

Lease Not to Be Recorded

Section 23.01. Notice of Lease. Neither party will record this Lease. Landlord shall execute a notice or a short form of this Lease at the request of Tenant to be recorded on the land records of the municipality where the Property is located.

[No Further Text on this Page]

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

Witnessed by:
LANDLORD:

THERAPLANT, LLC

By:
Name:
Its:

TENANT:

DXR FINANCE 3, LLC

By:
Name:
Its:

EXHIBIT F

FORM OF TAX FUNDING AGREEMENT

EXHIBIT F

AGREED FORM

TAX FUNDING AGREEMENT

This TAX FUNDING AGREEMENT (the “Agreement”) is made as of [●] (the “Effective Date”) by and among (i) [The Greenrose Holding Company Inc. (“Holdings”), (ii)]1 Theraplant, LLC (“Theraplant”) and [(ii)][(iii)] True Harvest Holdings, Inc. (“TH,” and together with Theraplant and [Holdings][, solely to the extent it executes and delivers the Holdings TFA Joinder (defined below), The Greenrose Holding Company Inc. (“Holdings”)], collectively the “Greenrose Entities.”), [(iii)][(iv)] DXR Finance Parent, LLC, a Delaware limited liability company (“DXR Parent”) and [(iv)][(v)] DXR Finance HoldCo, LLC, a Delaware limited liability company (“DXR Holdco”)2 (NewCo, together with the Greenrose Entities, a “Party” and, collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in that certain Strict Foreclosure Agreement, dated as of [●], 2023 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Strict Foreclosure Agreement”), by and among the Greenrose Entities, NewCo and certain other parties thereto.

RECITALS

WHEREAS, in connection with that certain Transaction Support Agreement, dated as of November 10, 2022 (as modified from time to time in accordance with the terms therein, the “Transaction Support Agreement”), by and among Holdings, Theraplant, TH, the Agent and the Consenting Lenders, NewCo has agreed to make certain payments to the Greenrose Entities to fund certain specified unpaid tax liabilities of the Greenrose Entities that are set forth on Schedule I, solely in the amounts set forth on Schedule I, and certain other federal and state income taxes for which any Greenrose Entity is liable, arising in the period from January 1, 2023 until the later of the TH Closing Date or Theraplant Closing Date (each as defined in the Strict Foreclosure Agreement) (the “Specified Tax Liabilities”); and

WHEREAS, the Parties hereby desire to set forth their respective rights and obligations of NewCo and the Greenrose Entities with respect to certain tax matters described herein;

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Greenrose Entities and NewCo are entering into this Agreement and hereby agree as follows:

1. Tax Matters.

1.1 Tax Treatment and Valuation. The Parties agree that, for U.S. federal, state and local income tax purposes, that the transactions relating to the Strict Foreclosure and the judicial foreclosure of the CT Real Property shall be treated as a taxable transfer of the assets of the Greenrose Entities, including any assets of each direct and indirect subsidiary that is a disregarded entity for U.S. federal and applicable state and local income tax purposes. NewCo shall determine the aggregate fair market value of the Transferred Collateral and the CT Real Property as of the Closing Date, which it shall allocate among the Transferred Collateral and the CT Real Property in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder (the “Valuation”). NewCo shall notify the Greenrose Entities of NewCo’s determination of the Valuation after the Effective Date, and such Valuation shall be used by NewCo and the Greenrose Entities for all U.S. federal, state and local income tax purposes (including for purposes of preparing any relevant Tax Returns) absent manifest error, except as otherwise required by a change in applicable law or the good faith resolution of a tax contest. For purposes of this Agreement, “Tax Return” shall mean any return, report, estimate, election, disclosure, claim for refund, information return or statement (including schedules or any related or supporting information) filed or required to be filed with any taxing authority in connection with the determination, assessment or collection of any tax or the administration of any laws relating to any tax, and any amendment thereof or supplement thereto.

[1]	At or any time after the First Subsidiary Effective Time but prior to the earlier of the termination of the Strict Foreclosure Agreement or the occurrence of a Holdings Board Change, Holdings may become a party to this Agreement, and if Holdings signs a Holdings Joinder and no Holdings Board Change has occurred, Holdings shall be required to sign this Agreement.

[2]	For purposes herein, “NewCo” shall mean DXR Parent; provided that from and after the time that the Transferred Collateral (as defined in the Strict Foreclosure Agreement) is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” shall mean DXR Holdco and shall no longer mean DXR Parent.

1.2 Payment of Specified Tax Liabilities. The Greenrose Entities shall at their own expense prepare (or cause to be prepared) all Tax Returns that are required to be filed by the Greenrose Entities. The Greenrose Entities shall use commercially reasonable efforts to provide a completed copy of any Tax Return relating to a Specified Tax Liability (the “Specified Tax Liability Tax Returns”) to NewCo for NewCo’s review and approval at least 30 days prior to filing such Specified Tax Liability Tax Return. The Greenrose Entities shall incorporate any reasonable comments from NewCo that are provided to the Greenrose Entities prior to the due date for filing such Specified Tax Liability Tax Return, and the Greenrose Entities shall timely file (or cause to be timely filed) such Specified Tax Liability Tax Return. Except as otherwise provided in Section 1.4, NewCo shall pay to the Greenrose Entities an amount equal to (a) any Specified Tax Liabilities shown as due on any Specified Tax Liability Tax Return that is filed in accordance with this Section 1.2 and (b) upon written notice from the Greenrose Entities, any Specified Tax Liabilities that are due and payable and for which no associated Tax Return is required to be filed (such as property tax payments), and, in each case, the Greenrose Entities shall cause such amounts to be timely remitted to the applicable taxing authorities; provided, however, that, (i) with respect to any Specified Tax Liability that is not a federal or state income tax, NewCo shall not be obligated to pay (taking into account any prior payments made by NewCo or the Greenrose Entities in respect of such Specified Tax Liability) any amounts in excess of the amount set forth on Schedule I with respect to such Specified Tax Liability, (ii) with respect to any tax liability that is a 2022 federal or state income tax, NewCo shall not be obligated to pay (taking into account any prior payments made by NewCo or the Greenrose Entities in respect of any Specified Tax Liability that is a 2022 federal or state income tax) amounts in excess of the amounts set forth on Schedule I with respect to such income taxes and (iii) with respect to any tax liability that is a 2023 federal or state income or franchise tax, NewCo shall not be obligated to pay (taking into account any prior payments made by NewCo or the Greenrose Entities in respect of any Specified Tax Liability that is a 2023 federal or state income or franchise tax) any amount in excess of the lesser of (x) the aggregate (i) actual 2023 consolidated, combined or unitary income or franchise taxes payable by Holdings or any other group that includes Theraplant and/or TH, and (ii) any other state income or franchise taxes payable with respect to solely the operating income of Theraplant and/or TH that are not determined on a consolidated, combined or unitary basis and (y) the 2023 federal and state income taxes that would be payable with respect to solely the operating income attributable to the assets of TH and Theraplant transferred to NewCo for the period January 1, 2023, until the first Closing Date (as defined in the Strict Foreclosure Agreement), determined as if either or both of those entities filed tax returns on a separate company basis; provided that if the TH Closing Date and Theraplant Closing Date occur on different dates, for the period between the first Closing Date and second Closing Date, clause (y) shall only apply with respect to operating income attributable to those assets of TH or Theraplant transferred to NewCo on the second Closing Date. The amount, if any, payable by NewCo pursuant to clause (iii) shall be based on reasonably detailed calculations provided in writing by the Greenrose Entities to NewCo, which calculations shall be reviewed by NewCo and subject to NewCo’s reasonable good faith consent. NewCo shall be required to pay any amount it is required to pay pursuant to this Section 1.2 no later than five (5) days before the due date for the applicable tax payment (which[, in the event Holdings becomes a party to this Agreement,] shall include the due date of estimated quarterly taxes relating to such amounts); provided, that Specified Tax Liabilities described in clause (iii) shall include any related interest and penalties associated with an underpayment of such Specified Tax Liabilities except to the extent such interest and penalties arise solely as a result of the failure by the Greenrose Entities to timely pay such Specified Tax Liabilities with readily available funds provided by NewCo hereunder. NewCo may elect to pay any amount it is required to pay pursuant to this Section 1.2 directly to a taxing authority or, alternatively, to pay any amount it is required to pay pursuant to this Section 1.2, which it does not elect to pay directly to a taxing authority, into the Specified Tax Liability Reserve Account established and maintained in accordance with Section 1.6 below. The Greenrose Entities shall bear any amounts owed with respect to any Specified Tax Liabilities that are in excess of NewCo’s obligations hereunder.

1.3 Transfer Taxes. Except as otherwise provided in provided in Section 1.4, all transfer, documentary, sales, use, registration and similar taxes incurred in connection with the transfer of the Transferred Collateral pursuant to the Strict Foreclosure (“Transfer Taxes”) shall be borne by NewCo. The Parties shall cooperate to prepare and file any Tax Returns required to be filed in connection therewith.

1.4 Tax Refunds. The Greenrose Entities shall be entitled to any refunds of taxes paid by the Greenrose Entities that relate to a taxable period ending on or before the Closing Date that are received by the Greenrose Entities or NewCo on or after the Effective Date (“Pre-Closing Refunds”); provided, however, that (i) NewCo shall be entitled to refunds of any Specified Tax Liabilities or Transfer Taxes paid by NewCo under this Agreement, (ii) if a Greenrose Entity receives any amount described in clause (i) it shall be treated as receiving such amount on behalf of NewCo in trust and (iii) the total amount of Pre-Closing Refunds to which the Greenrose Entities are entitled shall be reduced by the amount of any Specified Tax Liabilities or Transfer Taxes paid or reasonably expected to be payable by NewCo under this Agreement (and NewCo shall be entitled to such Pre-Closing Refunds instead); provided, further, that (i) through (iii) only apply to the extent the Greenrose Entities receive (or would receive but for this provision) an actual payment with respect to such Pre-Closing Refunds. For the avoidance of doubt, any obligation of NewCo to make a payment of a Specified Tax Liability or a Transfer Tax under this Agreement shall be reduced by the amount of any Pre-Closing Refund to which the Greenrose Entities are entitled under this Agreement and have previously received (that has not previously been accounted for in reducing NewCo’s obligations hereunder) and the Greenrose Parties shall bear the remainder of the Specified Tax Liability or Transfer Tax, as applicable, to the extent of any Pre-Closing Refund received by the Greenrose Entities (that has not previously been accounted for in reducing NewCo’s obligations hereunder). The Parties shall cooperate to claim any Pre-Closing Refund to which any Greenrose Entity, on the one hand, or NewCo, on the other hand, is entitled under this Agreement, and each Party shall promptly notify the other Parties if it has received a Pre-Closing Refund. If any Greenrose Entity, on the one hand, or NewCo, on the other hand, receives a Pre-Closing Refund to which any other Party is entitled pursuant to this Section 1.4 it shall (and shall cause its respective affiliates and subsidiaries, as applicable, to) promptly pay to such Person the amount to which such Person is entitled, less any tax or other reasonable and documented out-of-pocket costs incurred by the first Person to the extent directly related to the portion of such Pre-Closing Refund to which the other Person is entitled; provided, that no Greenrose Entity shall be entitled to any Pre-Closing Refunds that are payable to another person (other than a Greenrose Entity or NewCo pursuant to any contract that is part of the Transferred Collateral.

1.5 Cooperation. The Parties shall cooperate with each other in connection with the preparation and filing of any Tax Returns and the conduct of any tax contests, including by making available such information, records and documents relating to taxes that such other Party may reasonably request in connection therewith. [Until such time as Holdings becomes a signatory to this Agreement, Theraplant and TH shall use reasonable best efforts to comply with the provisions of this Agreement that may be in the control of Holdings, including taking all actions available to Theraplant and TH to obtain information from Holdings in an effort to take any actions consistent with this Agreement.]3

1.6 Tax Reserve Account. On or before the Effective Date, Theraplant shall establish an account on the books and records of, and in the name of, Theraplant (the “Specified Tax Liability Reserve Account”). If, in accordance with Section 1.2, NewCo elects to pay any Specified Tax Liability that NewCo is obligated to pay under this Agreement directly into the Specified Tax Liability Reserve Account, NewCo shall deposit such amounts into the Specified Tax Liability Reserve Account and such deposit shall satisfy NewCo’s obligation hereunder with respect to such Specified Tax Liability. Amounts deposited in the Specified Tax Liability Reserve Account shall be used exclusively to pay the Specified Tax Liability to which such amounts relate to the relevant taxing authority. Theraplant shall not transfer any legal, equitable or beneficial interest in the Specified Tax Liability Reserve Account to any other Greenrose Entity or any other person without the consent of NewCo; provided that Theraplant may transfer funds withdrawn from the Specified Tax Liability Reserve Account to other Greenrose Entity to the extent required (as determined in the sole discretion of Theraplant) to effect the payment of a Specified Tax Liability to a taxing authority.

[3]	To be deleted if Holdings executes and delivers this agreement at the First Subsidiary Effective Time.

2. Miscellaneous.

2.1 Notice. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or by courier, if mailed by certified mail return receipt requested, postage prepaid, or if sent by written telecommunication or electronic delivery, confirmation of receipt received, as follows:

(a)	If to the Greenrose Entities:

Theraplant, LLC

856 Echo Lake Road

Watertown, CT 06795

Attn: William St. Lawrence

Email: bill@greenrosecorp.com

True Harvest Holdings, Inc.

4301 W Buckeye Road

Phoenix, AZ 85043

Attn: William St. Lawrence

Email: bill@greenrosecorp.com

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn: Mariel E. Cruz; David J. Cohen

Email: Mariel.Cruz@weil.com; DavidJ.Cohen@weil.com

Feuerstein Kulick LLP

240 Lexington Ave, Ste. 2024

New York, NY 10170

Attn: Samantha Gleit

Email: Samantha@dfmklaw.com

(b)	If to NewCo:

Milbank LLP

55 Hudson Yards
New York, New York 10001
Attn: Abhilash M. Raval, Michael W. Price, and Brian Kinney
Fax: 212-530-5219
Email: araval@milbank.com; mprice@milbank.com; bkinney@milbank.com

2.2 Entire Agreement. Subject to anything contained in the Transaction Support Agreement or the Strict Foreclosure Agreement, this Agreement (and the related schedule delivered in connection herewith) contains the entire understanding of the Parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements relating to the subject matter hereof (except the Strict Foreclosure Agreement, Loan Documents and the Transaction Support Agreement).

2.3 Conflicts. If any conflict, ambiguity or question of intent or interpretation arises between the terms of this Agreement and the terms of the Transaction Support Agreement or the Strict Foreclosure Agreement, the terms and provisions of this Agreement shall control.

2.4 Amendments. No amendment or modification to or supplement to any terms of this Agreement, waiver of the obligations or liabilities of NewCo or the Greenrose Entities party hereto under this Agreement, or termination of this Agreement, shall be valid unless in writing and signed by NewCo and the Greenrose Entities party hereto.

2.5 Governing Law. This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without the application of any choice of law provisions that would require the application of the laws of another jurisdiction.

2.6 Sections, Section Headings and Defined Terms. All enumerated subdivisions of this Agreement are herein referred to as “sections” or “subsections.” The headings of the sections and subsections are for reference only and shall not limit or control the meaning thereof.

2.7 Successors. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective heirs, successors and assigns.

2.8 Further Assurances. Subject to the provisions hereof, each party hereto shall mutually agree to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute and/or deliver (as applicable) such instruments, documents and agreements, and take such actions, as, in each case, may be reasonably necessary or appropriate in order to effectuate, evidence, reflect or record the transactions contemplated hereby, and/or assure that the purposes and objectives of this Agreement and the transactions contemplated hereby are validly and fully accomplished.

2.9 Assignment. This Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. No party may assign (whether by operation of law or otherwise) this Agreement or any rights, interests or obligations provided by this Agreement without the prior written consent of the other parties. Any attempted assignment in violation of this Section 2.9 shall be void ab initio.

2.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile, email or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement.

2.11 Jurisdiction. The parties irrevocably and unconditionally submit to and accept the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the Borough of Manhattan or the courts of the State of New York located in the County of New York for any action, suit or proceeding arising out of or based upon this Agreement or any matter relating to it and waive any objection that they may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over them.

2.12 Severability. Any term or provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable. Upon a determination that any provision, or the application of any such provision, is invalid, illegal, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

2.13 Waiver. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

2.14 Schedule. The schedule attached to this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

2.15 [Holdings Tax Funding Agreement Joinder. Prior to the earlier of the termination of the Strict Foreclosure Agreement or a Holdings Board Change, Holdings may elect, by delivering to each other party to this Agreement an executed counterpart to a joinder to this Agreement, substantially in the form attached hereto as Exhibit A (the “Holdings TFA Joinder”), to become a party to this Agreement on the terms and conditions set forth in this Agreement and the Holdings TFA Joinder. From and after the execution of such Holdings TFA Joinder, without further action by any other party to this Agreement, Holdings will be bound by, and subject to, the provisions of this Agreement and the Holdings TFA Joinder as a “Greenrose Entity.”]4

[Remainder of page intentionally left blank; signature pages follow]

[4]	Section to be deleted if Holdings signs and executes this agreement prior to the First Subsidiary Effective Time.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and the year first above written.

[THE GREENROSE HOLDING COMPANY INC.

By:
Name:
Title: ]

THERAPLANT, LLC

By:
Name:
Title:

TRUE HARVEST HOLDINGS, INC.

By:
Name:
Title:

DXR FINANCE PARENT, LLC

By:
Name:
Title:

DXR FINANCE HOLDCO, LLC

By:
Name:
Title:

[Signature Page to Tax Funding Agreement]

Exhibit A

JOINDER AGREEMENT TO TAX FUNDING AGREEMENT5

The undersigned, The Greenrose Holding Company Inc., a Delaware corporation (“Holdings”), is executing and delivering this Joinder Agreement (the “Joinder Agreement”), dated as of [●], 2023, pursuant to Section 2.15 of that certain Tax Funding Agreement (the “Tax Funding Agreement”), dated as of [●], 2023, entered into by and among Theraplant, LLC (“Theraplant”), True Harvest Holdings, Inc. (“TH”), DXR Finance Parent, LLC, a Delaware limited liability company (“DXR Parent”) and DXR Finance HoldCo, LLC, a Delaware limited liability company (“DXR Holdco”).5 Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to them in the Tax Funding Agreement.

1.	Agreement to be Bound; Effectiveness. By executing and delivering this Joinder Agreement, Holdings hereby acknowledges and agrees that, effective as of the date hereof, it shall (i) become a party to the Tax Funding Agreement on the terms and conditions set forth in the Tax Funding Agreement and this Joinder Agreement, and (ii) be bound by, and subject to, the provisions of the Tax Funding Agreement having all of the rights and obligations of a “Greenrose Entity” except where expressly provided otherwise herein or therein.

2.	Miscellaneous. Article 2 of the Tax Funding Agreement is incorporated into this Joinder Agreement by reference as if fully set forth herein and shall apply to this Joinder Agreement, mutatis mutandis.

3.	Notices. All notifications required to be given to a Greenrose Entity pursuant to the Strict Foreclosure Agreement shall also be directed to the following address:

The Greenrose Holding Company Inc.

111 Broadway

Amityville, NY 11701

Attention: William St. Lawrence

Email: bill@greenrosecorp.com

4.	Counterparts. This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Joinder Agreement by facsimile, email or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Joinder Agreement.

[Signature Pages Follow]

[5]	To be attached to the Tax Funding Agreement at the First Subsidiary Effective Time if Holdings is not a party thereto at such time.

[6]	For purposes herein, “NewCo” shall mean DXR Parent; provided that from and after the time that the Transferred Collateral (as defined in the Strict Foreclosure Agreement) is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” shall mean DXR Holdco and shall no longer mean DXR Parent.

IN WITNESS WHEREOF the undersigned has hereunto caused this Joinder Agreement to be duly executed as of the date hereof.

The Greenrose Holding Company Inc.

By:
Name:	Timothy Bossidy
Title:	Interim Chief Executive Officer